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As filed with the Securities and Exchange Commission on April 20, 2000

Registration No. 333-50817

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 5

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 34

LINCOLN NATIONAL VARIABLE ANNUITY
ACCOUNT C (eAnnuity)

(Exact Name of Registrant)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(Name of Depositor)

1300 South Clinton Street
Fort Wayne, Indiana 46802

(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code: (219)455-2000

Elizabeth A. Frederick, Esquire
The Lincoln National Life Insurance Company
1300 S. Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46802
Telephone No. (219)455-2000

(Name and Address of Agent for Service)

Copies of all communications to:

Brian M. Burke, Esquire
The Lincoln National Life Insurance Company
1300 S. Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46802

    It is proposed that this filing will become effective on May 1, 2000 pursuant to paragraph (b) of Rule 485.

eAnnuity Lincoln National Variable Annuity Account C Individual Variable Annuity Contracts

p r o s p e c t u s

eAnnuity™
Lincoln National Variable Annuity Account C
individual variable annuity contracts

issued by:
Lincoln National Life Insurance Co.
1300 South Clinton Street
Fort Wayne, Indiana 46802
www.lincolnlife.com

Servicing Office:
Lincoln Financial Direct
P.O. Box 691
Leesburg, VA 20178

This prospectus describes an individual flexible premium deferred variable annuity contract (Contract) issued by The Lincoln National Life Insurance Company (Lincoln Life). This Contract may be sold under different names. Most transactions involving this Contract may be performed through Lincoln Life's Internet Service Center.

The Contract described in this prospectus is offered for both traditional and Roth individual retirement annuities (IRAs) and as a nonqualified Contract. A nonqualified Contract can be owned jointly only by spouses and is purchased with after-tax money.

The Contract offers you the accumulation of Contract Value and payment of periodic annuity benefits. These benefits are paid on a variable basis. Annuity benefits start at the Annuity Commencement Date which you select. If the Contractowner dies before the Annuity Commencement Date, the Contract Value will be paid to the Beneficiary. (See DEATH BENEFIT BEFORE THE ANNUITY COMMENCEMENT DATE.)

The minimum initial Purchase Payment for the Contract is $1,000. The minimum payment to the Contract, after the initial Purchase Payment, is $100 per payment. Lincoln Life reserves the right to limit the sum of Purchase Payments made under this Contract to $5,000,000.

All Purchase Payments will be placed in Lincoln National Variable Annuity Account C (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life, which is the depositor. Based upon your instructions, the VAA invests Purchase Payments (at net asset value) in specified funds. Both the value of a Contract before the Annuity Commencement Date and the amount of payouts afterward will depend upon the investment performance of the fund(s) you selected. Investments in these funds are neither insured nor guaranteed by the U.S. Government or by any other person or entity.

This prospectus details the information regarding the VAA that you should know before investing. You should read it carefully and it will remain available through Lincoln Life's Internet Service Center. We have also attached current prospectuses for each of the funds available through the Contract as follows:

American Century Variable Portfolios, Inc.

VP International

Baron Capital Asset Fund Trust (Insurance Class)

Delaware Group Premium Fund

Delaware Premium—Global Bond Series Standard Class

Delaware Premium—Growth and Income Series Standard Class

Delaware Premium—Trend Series Standard Class

Deutsche Asset Management VIT Funds, formerly BT Insurance Funds Trust

Equity 500 Index Fund

Small Cap Index Fund

Janus Aspen Series, Worldwide Growth Portfolio (Institutional shares)

Lincoln National Bond Fund, Inc.

Lincoln National Capital Appreciation Fund, Inc.

Lincoln National Equity-Income Fund, Inc.

Lincoln National Growth and Income Fund, Inc.

Lincoln National International Fund, Inc.

Lincoln National Managed Fund, Inc.

Lincoln National Money Market Fund, Inc.

Lincoln National Social Awareness Fund, Inc.

Lincoln National Special Opportunities Fund, Inc.

Neuberger Berman Advisers Management Trust Portfolios

AMT Partners Portfolio

AMT MidCap Growth Portfolio

You should read each of these prospectuses carefully before purchasing a Contract and save them for future reference.

A Statement of Additional Information (SAI), dated the same date as this prospectus, concerning the VAA has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the SAI appears on the last page of this prospectus. A free copy of the SAI is available upon e-mail request through our Internet Service Center (help@AnnuityServicing.com). The SAI is also available through the SEC website (http://www.sec.gov). In addition, the material incorporated by reference and other information regarding registrants who file electronically with the SEC is available through the SEC website.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

May 1, 2000.

Special Terms

Account or Variable Annuity Account (VAA) — The segregated investment account, Account C, into which Lincoln Life sets aside and invests the assets for the Contract offered in this prospectus.

Accumulation Unit — A measure used to calculate Contract Value before the Annuity Commencement Date.

Annuitant — The person upon whose life the annuity benefit payments made after the Annuity Commencement Date will be based.

Annuity Commencement Date — The Valuation Date when the funds are withdrawn or converted into Annuity Units for payment of annuity benefits under the Annuity Payout Option selected. For purposes of determining whether an event occurs before or after the Annuity Commencement Date, the Annuity Commencement Date is deemed to begin at close of business on the Valuation Date.

Annuity Payout Option — An optional form of payout of the annuity available under the Contract.

Annuity Payout — An amount paid at regular intervals after the Annuity Commencement Date under one of several options available to the Annuitant and/or any other payee. The amount paid may vary.

Annuity Unit — A measure used to calculate the amount of Annuity Payouts after the Annuity Commencement Date.

Beneficiary — The person whom you designate to receive the Death Benefit, if any, in case of the Contractowner's death.

Contract (variable annuity contract) — The agreement between you and us providing a variable annuity.

Contractowner (you, your, owner) — The person who has the ability to exercise the rights under the Contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the owner is also the Annuitant.

Contract Value — At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a Contract.

Contract Year — Each one-year period starting with the effective date of the Contract and starting with each Contract anniversary after that.

Death Benefit — The amount payable to the Owner's designated Beneficiary if the Owner dies before the Annuity Commencement Date.

Internet Service Center — The Internet site that Lincoln Life maintains to provide variable annuity contract documents and information to current and prospective annuity Contractowners and through which various transactions may be performed. Certain of these transactions may require faxed or mailed signatures.

Lincoln Life (we, us, our) — The Lincoln National Life Insurance Co.

Purchase Payments — Amounts paid into the Contract.

Subaccount — That portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund. A Subaccount corresponds to each fund.

Surrender Charge — Also known as a contingent deferred sales charge, this charge may be assessed upon premature withdrawals or surrender of the Contract and is calculated according to the provisions of the Contract.

Valuation Date — Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation Period — The period commencing at the close of trading (currently normally 4:00 p.m. EST) on each day that the NYSE is open for trading (in other words, the Valuation Date) and ending at the close of such trading on the next succeeding Valuation Date.

Expense Tables

Contractowner transaction expenses:

Currently, there is no charge for transfers between funds. However, we reserve the right to impose such charges in the future.

The Surrender Charge percentage is reduced to zero after three years according to the following schedule:

	Contract year

	1	2	3	4 or more
Surrender Charge as % of Contract Value Withdrawn	3%	2%	1%	0%

This charge may be waived in certain cases. See CHARGES AND OTHER DEDUCTIONS.

VAA annual expenses for Subaccounts:

(as a percentage of average account value for each Subaccount):

Annuity Asset Charge (Mortality and expense risk fees and Administrative expense fees):	0.55%

Annual expenses of the Funds, Series and Portfolios for the year ended 1999

(as a percentage of each funds' average net assets and, where indicated, after expense reimbursements):

		Management fees	12b-1 fees	+	Other expenses	=	Total expenses

1.	American Century VP International	1.34%	0.00%		0.00%		1.34%

2.	Baron Capital Asset (Insurance class)[6]*	0.62	0.25		0.63		1.50

3.	Delaware Premium Global Bond (Standard class)[1]	0.75	0.00		0.10		0.85

4.	Delaware Premium Growth & Income (Standard class)[2]	0.60	0.00		0.11		0.71

5.	Delaware Premium Trend (Standard class)[3]	0.75	0.00		0.07		0.82

6.	Deutsche Asset Management VIT (formerly BT IFT) Equity 500 Index[4]*	0.14	0.00		0.16		0.30

7.	Deutsche Asset Management VIT (formerly BT IFT) Small Cap Index[4]*	0.13	0.00		0.32		0.45

8.	Janus Aspen Worldwide Growth (Institutional shares)	0.65	0.00		0.05		0.70

9.	Lincoln National Bond	0.45	0.00		0.08		0.53

10.	Lincoln National Capital Appreciation	0.72	0.00		0.06		0.78

11.	Lincoln National Equity-Income	0.72	0.00		0.07		0.79

12.	Lincoln National Growth and Income	0.31	0.00		0.05		0.36

13.	Lincoln National International	0.77	0.00		0.15		0.92

14.	Lincoln National Managed	0.36	0.00		0.06		0.42

15.	Lincoln National Money Market	0.48	0.00		0.11		0.59

16.	Lincoln National Social Awareness	0.33	0.00		0.05		0.38

17.	Lincoln National Special Opportunities	0.37	0.00		0.07		0.44

18.	Neuberger Berman AMT Mid-Cap Growth[5]*	0.85	0.00		0.15		1.00

19.	Neuberger Berman AMT Partners	0.80	0.00		0.07		0.87

*
After waivers and/or reimbursements.

Voluntary fee reimbursements:

The following funds voluntarily waive expenses to the extent necessary to maintain a maximum total expense ratio.

The investment advisor for the Global Bond Series is Delaware International Advisers Ltd. ("DIAL"). Effective May 1, 2000 through October 31, 2000, DIAL has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million; all per year.

The investment advisor for the Growth and Income Series is Delaware Management Company ("DMC"). Effective May 1, 2000 through October 31, 2000, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.80%. Effective May 1, 1999, DMC voluntarily elected to cap its management fee for this Series at 0.60% indefinitely.

The investment advisor for the Trend Series is Delaware Management Company ("DMC"). Effective May 1, 2000 through October 31, 2000, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million; all per year.

4
Under the Advisory Agreement with Bankers Trust Company ("the Advisor"), the fund will pay an advisory fee at an annual percentage rate of 0.20% of the average daily net assets of the Equity 500 Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily  undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.30% of average daily net assets. Under the Advisory Agreement with the "Advisor", the Small Cap Index Fund will pay an advisory fee at an annual percentage rate of 0.35% of the average daily net assets of the fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.45% of average daily net assets. Without the reimbursement to the Funds for the year ended 12/31/99 total expenses would have been 0.43% for the Equity 500 Index Fund and 1.18% for the Small Cap Index Fund.

5
Expenses reflect expense reimbursement. Neuberger Berman Management Inc. ("NBMI") has undertaken through May 1, 2001 to reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed in the aggregate, 1.0% of the AMT Mid-Cap Growth Portfolio's average daily net asset value. Absent such reimbursement, Total Annual Expenses for the portfolio for the year ended December 31, 1999 would have been 1.08%.

Contractual fee reimbursements:

The following Funds contractually waive the management fee to the extent necessary to maintain a maximum total expense ratio.

6
The Advisor is contractually obligated to reduce its fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million of assets in the Fund and 1.25% for Fund assets over $500 million. Without the expense limitations, total operating expenses for the Fund for the period January 1, 1999 through December 31, 1999 would have been 1.88%.

Examples

(reflecting expenses of the VAA and of the funds)

If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

	1 year	3 years	5 years	10 years

American Century VP International	$50	$70	$102	$221

Baron Capital Asset	52	75	110	238

Delaware Premium Global Bond	45	55	77	168

Delaware Premium Growth & Income	44	51	69	152

Delaware Premium Trend Series	45	55	75	165

Deutsche/BT Equity 500 Index	40	38	47	105

Deutsche/BT Small Cap Index	41	43	55	122

Janus Aspen Worldwide Growth	44	51	69	151

Lincoln National Bond	42	46	60	132

Lincoln National Capital Appreciation	45	53	73	160

Lincoln National Equity Income	45	54	73	161

Lincoln National Growth & Income	41	40	50	112

Lincoln National International	46	58	80	176

Lincoln National Managed	41	42	54	119

Lincoln National Money Market	43	47	63	139

Lincoln National Social Awareness	41	41	51	114

Lincoln National Special Opportunities	41	43	55	121

Neuberger Berman AMT Mid-Cap Growth	47	60	84	185

Neuberger Berman AMT Partners	46	56	78	170

If you do not surrender your Contract, or if you annuitize, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

	1 year	3 years	5 years	10 years

American Century VP International	$19	$59	$102	$221

Baron Capital Asset	21	64	110	238

Delaware Premium Global Bond	14	44	77	168

Delaware Premium Growth & Income	13	40	69	152

Delaware Premium Trend Series	14	43	75	165

Deutsche/BT Equity 500 Index	9	27	47	105

Deutsche/BT Small Cap Index	10	32	55	122

Janus Aspen Worldwide Growth	13	40	69	151

Lincoln National Bond	11	34	60	132

Lincoln National Capital Appreciation	14	42	73	160

Lincoln National Equity Income	14	42	73	161

Lincoln National Growth & Income	9	29	50	112

Lincoln National International	15	46	80	176

Lincoln National Managed	10	31	54	119

Lincoln National Money Market	12	36	63	139

Lincoln National Social Awareness	9	30	51	114

Lincoln National Special Opportunities	10	32	55	121

Neuberger Berman AMT Mid-Cap Growth	16	49	84	185

Neuberger Berman AMT Partners	14	45	78	170

This table is provided to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The table reflects expenses of the VAA, the funds for the year ended December 31, 1999, although the expenses have been restated to reflect the current fees for Capital Appreciation and Equity-Income. For more complete descriptions of the various costs and expenses involved, see CHARGES AND OTHER DEDUCTIONS in this prospectus, and MANAGEMENT OF THE FUNDS in the Appendix to the funds' and series' prospectuses. In addition, premium taxes may be applicable, although they do not appear in the table. Also, we reserve the right to impose a charge on transfers between Subaccounts, although we do not currently do so. The examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

WHAT TYPE OF CONTRACT AM I BUYING? It is an individual deferred variable annuity contract issued by Lincoln Life. See THE CONTRACT.

WHAT IS THE VARIABLE ANNUITY ACCOUNT (VAA)? It is a separate account established under Indiana insurance law, and registered with the SEC as a unit investment trust. The assets of the VAA are allocated to one or more Subaccounts, according to your investment choice. Those assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See VARIABLE ANNUITY ACCOUNT.

WHAT ARE MY INVESTMENT CHOICES? Through its various Subaccounts, the VAA uses your Purchase Payments to purchase shares, at your direction, in one or more of the funds. In turn, each fund holds a portfolio of securities consistent with its own particular investment policy. See INVESTMENTS OF THE VARIABLE ANNUITY ACCOUNT.

HOW DOES THE CONTRACT WORK? During the accumulation period, while you are paying in, your Purchase Payments will buy Accumulation Units under the Contract. Should you decide to annuitize (that is, change your Contract to a payout mode rather than an accumulation mode), your Accumulation Units will be converted to Annuity Units. Your periodic Annuity Payout will be based upon the number of Annuity Units to which you became entitled at the time you decided to annuitize and the value of each unit on the Valuation Date. See THE CONTRACTS.

WHAT CAN I DO THROUGH THE INTERNET SERVICE CENTER? Almost every transaction can be accomplished through the Internet Service Center. Only in very rare cases will transactions bypass the Internet Service Center. Documents can be received, accounts can be monitored, funds moved from one Subaccount to another, addresses changed, Beneficiaries changed, funds withdrawn from the Contract, etc. As technology matures, the ease with which transactions can be performed through the Internet Service Center will improve. For security reasons, you may be issued a PIN or password. Also, for legal reasons, certain transactions, such as change of Beneficiary or withdrawal of funds from the Contract, will require the Contractowner to print or write a document, sign it, and mail or fax it to us.

WHAT CHARGES ARE ASSOCIATED WITH THIS CONTRACT? If you decide to withdraw Contract Value before your initial Purchase Payment has been in your Contract for a period of three years, you pay a surrender charge of anywhere from 1% to 3% of Contract Value, depending on how many Contract Years have elapsed. We waive the surrender charge in certain situations. See SURRENDER CHARGES.

If your state assesses a premium tax with respect to your Contract, we will deduct those amounts from Purchase Payments or Contract Value at the time the tax is incurred (or at another time we choose).

Further, we apply an annual charge totaling .55% to the daily net asset value of the VAA. See CHARGES AND OTHER DEDUCTIONS.

Finally, each fund pays a management fee to its investment advisors based upon its average daily net asset value. Each fund also has additional operating expenses associated with the daily operation of the funds. See the EXPENSE TABLES. These fees and expenses are more fully described in the prospectuses for the funds.

HOW MUCH MUST I PAY, AND HOW OFTEN? In general, Purchase Payments are flexible, although some limitations on the amounts may apply. See THE CONTRACT—PURCHASE PAYMENTS.

HOW WILL MY ANNUITY PAYOUTS BE CALCULATED? If you decide to annuitize, you elect an Annuity Payout Option. Once you have done so, your periodic payout will be based upon a number of factors. One factor will be the changing values of the funds in which you have invested. Another factor will be your age at the Annuity Commencement Date. See ANNUITY PAYOUTS. REMEMBER THAT PARTICIPANTS IN THE VAA BENEFIT FROM ANY GAIN, AND TAKE A RISK OF ANY DROP, IN THE VALUE OF THE SECURITIES IN THE FUNDS, SERIES OR PORTFOLIOS.

WHAT HAPPENS IF I DIE BEFORE I ANNUITIZE? We will pay the Contract Value to your designated Beneficiary. Your Beneficiary will have certain options for how the money is to be paid out. See DEATH BENEFIT BEFORE THE ANNUITY COMMENCEMENT DATE.

MAY I TRANSFER CONTRACT VALUE BETWEEN FUNDS, SERIES AND PORTFOLIOS? Yes. Currently, an unlimited number of transfers are generally allowed before the Annuity Commencement Date. Transfers are limited to three times annually after the Annuity Commencement Date. See THE CONTRACTS—TRANSFERS BETWEEN SUBACCOUNTS ON OR BEFORE THE ANNUITY COMMENCEMENT DATE and TRANSFERS AFTER THE ANNUITY COMMENCEMENT DATE.

MAY I SURRENDER THE CONTRACT OR MAKE A WITHDRAWAL? Yes, subject to Contract requirements. See SURRENDERS AND WITHDRAWALS.

If you surrender the Contract or make a withdrawal, certain charges may be assessed, as discussed above and under CHARGES AND OTHER DEDUCTIONS. In addition, if you take a distribution before age 59 1/2 the Internal Revenue Service (IRS) may assess a 10% premature withdrawal penalty tax. A surrender or a withdrawal may be subject to 10% withholding. See FEDERAL TAX STATUS—FEDERAL INCOME TAX WITHHOLDING.

DO I GET A FREE LOOK AT THIS CONTRACT? Yes. If within ten days (or a longer period if required by law) of the date you receive the signed Contract through the Internet Service Center, you cancel the Contract through the Internet Service Center or return it, postage prepaid to the servicing office of Lincoln Life, it will be canceled. During this period, your Purchase Payments will be invested in the Money Market Fund. See RETURN PRIVILEGE.

Condensed financial information for the VAA

Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for each of the 10 years in the period ended December 31, 1999 comes from the VAA's financial statements. It should be read in conjunction with the VAA's financial statements and notes which are all included in the SAI. The Contract was first available for sale on August 20, 1998.

	1999			1998

Amer Century VP Intl subaccount
Accumulation unit value
• Beginning of period	$1.000	*
• End of period	$1.551	*	trading began in 1999.
Number of accumulation units
• End of period (000's omitted)	2

Baron Capital Asset subaccount
Accumulation unit value
• Beginning of period	$1.000	*
• End of period	$1.328	*	trading began in 1999.
Number of accumulation units
• End of period (000's omitted)	29

Delaware Prem Global Bond subaccount
Accumulation unit value
• Beginning of period	$1.186			$1.098	*
• End of period	$1.137			$1.186	*	trading began in 1998.
Number of accumulation units
• End of period (000's omitted)	2			2

Delaware Prem Growth & Income subaccount
Accumulation unit value
• Beginning of period	$1.613			$1.501	*
• End of period	$1.556			$1.613	*	trading began in 1998.
Number of accumulation units
• End of period (000's omitted)	6			4

Delaware Prem Trend subaccount
Accumulation unit value
• Beginning of period	$1.371			$1.251	*
• End of period	$2.323			$1.371	*	trading began in 1998.
Number of accumulation units
• End of period (000's omitted)	28			3

Deutsche/BT Equity 500 Index subaccount
Accumulation unit value
• Beginning of period	$1.000	*
• End of period	$1.152	*	trading began in 1999.
Number of accumulation units
• End of period (000's omitted)	106

Deutsche/BT Small Cap Index subaccount
Accumulation unit value
• Beginning of period	$1.000	*
• End of period	$1.184	*	trading began in 1999.
Number of accumulation units
• End of period (000's omitted)	285

Janus Aspen Worldwide Growth subaccount
Accumulation unit value
• Beginning of period	$1.000	*
• End of period	$1.540	*	trading began in 1999.
Number of accumulation units
• End of period (000's omitted)	240

Lincoln National Aggressive Growth subaccount**
Accumulation unit value
• Beginning of period	$1.569			$1.559	*
• End of period	$2.223			$1.569	*	trading began in 1998.
Number of accumulation units
• End of period (000's omitted)	30			4

Lincoln National Bond subaccount
Accumulation unit value
• Beginning of period	$5.034			$4.845	*
• End of period	$4.843			$5.034	*	trading began in 1998.
Number of accumulation units
• End of period (000's omitted)	4			1

Lincoln National Capital Appreciation subaccount
Accumulation unit value
• Beginning of period	$2.578			$2.171	*
• End of period	$3.729			$2.578	*	trading began in 1998.
Number of accumulation units
• End of period (000's ommitted)	98			4

Lincoln National Equity-Income subaccount
Accumulation unit value
• Beginning of period	$2.403			$2.224	*
• End of period	$2.540			$2.403	*	trading began in 1998.
Number of accumulation units
• End of period (000's omitted)	4			1

Lincoln National Global Asset Allocation subaccount**
Accumulation unit value
• Beginning of period	$3.061			$2.898	*
• End of period	$3.389			$3.061	*	trading began in 1998.
Number of accumulation units
• End of period (000's omitted)	31			1

Lincoln National Growth and Income subaccount
Accumulation unit value
• Beginning of period	$11.512			$10.320	*
• End of period	$13.456			$11.512	*	trading began in 1998.
Number of accumulation units
• End of period	3			1

Lincoln National International subaccount
Accumulation unit value
• Beginning of period	$1.776			$1.699	*
• End of period	$2.070			$1.776	*	trading began in 1998.
Number of accumulation units
• End of period (000's omitted)	8			2

Lincoln National Managed subaccount
Accumulation unit value
• Beginning of period	$5.268			$4.921	*
• End of period	$5.645			$5.268	*	trading began in 1998.
Number of accumulation units
• End of period (000's omitted)	5			1

Lincoln National Money Market subaccount
Accumulation unit value
• Beginning of period	$2.521			$2.482	*
• End of period	$2.626			$2.521	*	trading began in 1998.
Number of accumulation units
• End of period (000's omitted)	75			131

Lincoln National Social Awareness subaccount
Accumulation unit value
• Beginning of period	$5.885			$5.407	*
• End of period	$6.756			$5.885	*	trading began in 1998.
Number of accumulation units
• End of period (000's omitted)	8			2

Lincoln National Special Opportunities subaccount
Accumulation unit value
• Beginning of period	$8.736			$8.224	*
• End of period	$8.298			$8.736	*	trading began in 1998.
Number of accumulation units
• End of period (000's omitted)	1			1

Neuberger Berman AMT Mid-Cap Growth subaccount
Accumulation unit value
• Beginning of period	$1.000	*
• End of period	$1.516		trading began in 1999.
Number of accumulation units
• End of period (000's omitted)	15

Neuberger Berman AMT Partners subaccount
Accumulation unit value
• Beginning of period	$1.000	*
• End of period	$1.048	*	trading began in 1999.
Number of accumulation units
• End of period (000's omitted)	3

*	These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts, through December 31. These values reflect actual numbers for the eAnnuity only.
**	Substitutions for these subaccounts are anticipated to take place on or about May 1, 2000. At that time, these subaccounts are no longer available for investment.

Investment results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in Accumulation Unit value.

The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.

For additional information about performance calculations, please refer to the SAI.

Financial statements

The financial statements of the VAA and the statutory-basis financial statements of Lincoln Life are located in the SAI. You can request a free copy of the SAI through our Internet Service Center or by a written request to our servicing office.

Lincoln National Life Insurance Co.

Lincoln Life was founded in 1905 and is organized under Indiana law. We are one of the largest stock life insurance companies in the United States. We are owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services. Lincoln Life is the issuer of the variable annuity contracts. We also serve as principal underwriter for the Contracts.

Variable annuity account (VAA)

On June 3, 1981, Lincoln Life established the VAA as an insurance company separate account under Indiana law. The VAA is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act), but the SEC does not supervise the VAA or Lincoln Life.

The VAA is a segregated investment account. This means that by law its assets cannot be charged with liabilities resulting from any other business that we may conduct. All income, gains and losses, realized or not, from assets allocated to the VAA are credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life.

We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contract described in this prospectus.

Investments of the variable annuity account

The VAA consists of several Subaccounts. A separate Subaccount corresponds to each fund. You decide the Subaccount(s) to which you allocate Purchase Payments. Shares of the funds will be sold at net asset value to the VAA in order to fund the Contract. Any transaction you make will take place at the next net asset values determined after the receipt of your transaction request. The funds are required to redeem their shares at net asset value upon our request.

A fund's prospectus explains how the net asset value for that fund is calculated. You should read the funds' prospectuses carefully before you invest in this Contract. We reserve the right to add, delete or substitute funds, subject to regulatory approval. All funds may not be available in all states.

Investment advisor

Lincoln Investment Management, Inc. (LIM) is the investment advisor for each of the Lincoln National funds and is primarily responsible for the investment decisions affecting these funds. The services it provides are explained in the prospectuses of the funds. Under an advisory agreement with each fund, LIM provides portfolio management and investment advice to that fund, subject to the supervision of the fund's Board of Directors. LIM is owned by LNC.

Additionally, LIM currently has sub-advisory agreements in which the sub-advisor may perform some or substantially all the investment advisory services required by those respective funds.

LIM has informed the funds to which it provides advisory services that it intends to merge into a newly created series of its affiliate, Delaware Management Business Trust, during the second or third quarter of 2000. LIM does not expect the merger to result in any change in the level of advisory services that it currently provides to these funds, although there may be some changes in, and additions to, personnel. See the prospectuses for these funds for more information.

No additional compensation from the assets of those funds will be assessed as a result of the sub-advisory agreements.

Following is a chart that shows the Lincoln National fund names and the five sub-advisors under Lincoln Investment:

Sub-advisor	Fund

Delaware International Advisers, Ltd.	International

Fidelity Management Trust Co.	Equity-Income

Janus Capital Corp.	Capital Appreciation

Vantage Investment Advisors	Growth and Income; Managed (for stock portfolio); Social Awareness; and Special Opportunities

The Bond and Money Market Funds do not have sub-advisors.

Delaware Management Company. (Delaware Management) is the advisor for the Trend Series and the Growth & Income Series and is primarily responsible for the investment decisions affecting the funds. Delaware International Advisers Ltd. (Delaware International), an affiliate of Delaware Management, furnishes investment management services to the Global Bond Series. Delaware Management is an indirect subsidiary of LNC.

Bankers Trust Company is the investment advisor for the Equity 500 Index Fund and the Small Cap Index Fund, and is primarily responsible for the investment decisions affecting these funds.

American Century Variable Portfolios, Inc. is a part of American Century Investments, a family of 70 no-load mutual funds, and is the advisor for the VP International fund and is primarily responsible for investment decisions affecting this fund.

BAMCO, Inc. is the investment advisor for the Baron Capital Asset Fund. BAMCO, Inc., is a wholly owned subsidiary of Baron Capital Group, Inc.

NB Management is the investment advisor and Neuberger Bergman, LLC, is the sub-advisor for the AMT Partners Portfolio and the AMT MidCap Growth Portfolio, and are primarily responsible for the investment decisions affecting these funds.

Janus Capital Corporation is the investment advisor for the Janus Aspen Series: Worldwide Growth Portfolio. Janus Capital Corporation is primarily responsible for the investment decisions affecting this fund.

Additional information regarding the investment advisors to each of the funds may be found in the Prospectuses for the funds and series.

As compensation for their services to the fund, the investment advisors receive a fee from the fund, which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under the Purchase and Redemption of Shares, in the Prospectus for the fund.

With respect to a fund, the advisor and/or distributor, or an affiliate thereof, may compensate Lincoln Life (or an affiliate) for administrative, distribution, or other services. Some funds may compensate us more than other funds. Some funds may compensate us more than other funds. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by Lincoln Life (or an affiliate). As of the date of this Prospectus, we were receiving compensation from each fund company except DMC.

Descriptions of the Funds and Series

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the advisor. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the advisor. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the advisor.

Following are brief summaries of the investment objectives and policies of the funds and series. There is more detailed information in the current prospectuses for the funds.

All of the funds, with the exception of the Lincoln National Special Opportunities Fund, are diversified, open-end management investment companies. Diversified funds do not own too large a percentage of the securities of any one company. An open-end company is one which, in this case, permits Lincoln Life to sell its shares back to the fund when you make a withdrawal, surrender the Contract or transfer from one fund to another. Management investment company is the legal term for a mutual fund.

The Special Opportunities Fund is open-end, but is non-diversified. Non-diversified means the fund may own a larger percentage of the securities of particular companies than will a diversified company.

These definitions are very general. The precise legal definitions for these terms are contained in the Investment Company Act of 1940. Please be advised that there is no assurance that any of the funds will achieve its stated objectives.

  1.
  American Century VP International  — The fund seeks capital growth, by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. The fund will invest primarily in securities of issuers located in developed markets.

  2.
  Baron Capital Asset Fund  — The fund seeks to purchase stocks, judged by the advisor, to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved.

  3.
  Delaware Premium—Global Bond Series  — The fund seeks current income consistent with preservation of principal by investing primarily in fixed income securities that may also provide the potential for capital appreciation. At least 65% of the fund's assets will be invested in fixed income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States.

  4.
  Delaware Premium—Growth and Income Series  — The fund seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income.

  5.
  Delaware Premium—Trend Series  — The fund seeks long-term growth by investing primarily in stocks of small companies and convertible securities of emerging and other growth-oriented companies.

  6.
  Deutsche/BT Equity 500 Index Fund  — The fund seeks to replicate as closely as possible the performance of the Standard & Poor's Composite Stock Price Index before the deduction of Fund expenses.

  7.
  Deutsche/BT Small Cap Index Fund  — The fund seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Russell 2000 Small Stock Index ("the Russell 2000"), an index consisting of 2,000 small-capitalization common stocks.

  8.
  Janus Aspen Worldwide Growth Fund  — The fund seeks long-term growth of capital in a manner consistent with preservation of capital. It pursues this objective by investing primarily in common stocks of companies of any size throughout the world. The portfolio normally invests in issuers from at least five different countries, including the U.S. The portfolio may at times invest in fewer than five countries or even a single country.

  9.
  Lincoln National Bond Fund  — The fund seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium-and long-term corporate and government bonds.

  10.
  Lincoln National Capital Appreciation Fund  — The fund seeks long-term growth of capital in a manner consistent with preservation of capital. The fund primarily buys stock in companies of all sizes that are competing well and with products or services are in high demand. It may also buy some money market securities and bonds, including high risk (junk) bonds.

  11.
  Lincoln National Equity-Income Fund  — The fund seeks reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-income stocks and some high-yielding bonds (including junk bonds).

  12.
  Lincoln National Growth and Income Fund  — The fund seeks long-term capital appreciation. The fund buys stocks of established companies.

  13.
  Lincoln National International Fund  — The fund seeks long-term capital appreciation. The fund trades in securities issued outside the United States — mostly stocks, with an occasional bond or money market security.

  14.
  Lincoln National Managed Fund  — The fund seeks maximum long-term total return (capital gains plus income) consistent with prudent investment strategy. The fund invests in a mix of stocks, bonds, and money market securities.

  15.
  Lincoln National Money Market Fund  — The fund seeks maximum current income consistent with the preservation of capital. The fund invests in short-term obligations issued by U.S. corporations, the U.S. Government, and federally-chartered banks and U.S. branches of foreign banks.

  16.
  Lincoln National Social Awareness Fund  — The fund seeks long-term capital appreciation. The fund buys stocks of established companies which adhere to certain specific social responsibility criteria.

  17.
  Lincoln National Special Opportunities Fund  — The fund seeks maximum capital appreciation. The fund primarily invests in mid-size companies whose stocks have significant growth potential. Current income is a secondary consideration.

  18.
  Neuberger Berman AMT Mid-Cap Growth Fund  — The fund seeks capital appreciation by investing primarily in common stocks of medium-capitalization companies, using a growth-oriented investment approach

  19.
  Neuberger Berman AMT Partners Fund  — The fund seeks capital growth by investing mainly in common stocks of mid-to large capitalization established companies using the value-oriented investment approach.

Shares of the funds and series may be sold to Lincoln Life, its affiliates, and separate accounts of life insurance companies other than Lincoln Life to fund variable annuity contracts and/or variable life insurance policies. See Other information. Shares of the funds and series are not sold directly to the general public.

The shares of the funds and series are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies (mixed funding) issued through separate accounts of Lincoln Life and other life insurance companies (shared funding). The funds and series do not foresee any disadvantage to contractowners arising out of mixed or shared funding. Nevertheless, the Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund or series. This might force a fund to sell portfolio securities at disadvantageous prices.

We will purchase shares of each of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/ withdrawal proceeds, or for purposes described in the Contract. If you desire to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in that Subaccount and purchase shares for the other Subaccount. The shares are retired, but they may be reissued later.

Investment objectives, policies and restrictions

All of the investment objectives of the funds are fundamental, which means that no changes may be made without the affirmative vote of a majority of the outstanding voting securities of each respective fund. The extent to which the particular investment policies, practices or restrictions for each fund are fundamental or non-fundamental depends on the particular fund. If they are non-fundamental, they may be changed by the Board of Directors of the funds without shareholder approval.

You are urged to consult the prospectus and SAI for each individual fund for additional information regarding the fundamental and non-fundamental policies, practices and restrictions of each of the funds.

Reinvestment of dividends and capital gain distributions

All dividend and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional Accumulation Units or Annuity Units, but are reflected in changes in unit values.

Addition, deletion or substitution of investments

We reserve the right, within the law, to make additions, deletions and substitutions for the funds held by the VAA. (We may substitute shares of other funds for shares already purchased, or to be purchased in the future, under the Contract. This substitution might occur if shares of a fund should no longer be available, or if investment in any fund's shares should no longer be available, or if investment in any fund's share should become inappropriate, in the judgement of our management, for the purposes for the Contract.) We cannot substitute shares of one fund for another without approval by the SEC.

In this event we will inform you by placing a notice in your personal folder at the Internet Service Center. This notice will also be sent to your last known e-mail address.

Charges and Other Deductions

We will deduct the charges described below to cover our costs and expenses of providing administrative and distribution services and for assuming certain risks under the Contract. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the Surrender Charge collected may not fully cover all of the sales and distribution expenses actually incurred by us.

We may pay commissions to broker-dealers as a percentage of Purchase Payments. Commission payments will not result in increased charges and other expenses, and thus will not affect your Contract Value.

Deductions from the VAA

We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 0.55% of the daily net asset value. This is our annuity asset charge. The charge compensates us for administrative expenses we incur and for mortality and expense risks we assume. Our administrative expenses include, but are not limited to, bookkeeping costs, the cost of maintaining our Internet Service Center, and the costs associated with sales of the VAA. We assume the risk that annuitants as a class may live longer than expected (mortality risk), and that expenses may be higher than the deductions for those expenses (expense risk). In either case, the loss will fall on us. Conversely, if such deductions exceed our actual expenses, the excess will be profit to us.

Surrender charge

The Surrender Charge percentage applies (except as described below) to surrenders or withdrawals according to the following schedule:

	Contract Year
	1	2	3	4 or more

Surrender Charge as % of Contract Value Withdrawn	3%	2%	1%	0%

In the case of a withdrawal, the Surrender Charge will be deducted from the remaining Contract Value and will itself be subject to a Surrender Charge.

A Surrender Charge does not apply to:

  1.
  A surrender or withdrawal after the initial payment has been invested at least three full years.

  2.
  Annuitization of the Contract by electing an Annuity Payout Option available within the Contract.

  3.
  A surrender of the Contract as a result of the death of the Contractowner; or in the case of joint Contractowners, the death of one of the Contractowners. The Surrender Charges are not waived as a result of the death of an Annuitant who is not the Contractowner.

If a non-natural person (for example, a corporation) is the Contractowner, the Annuitant will be considered the Contractowner for purposes of (3) above.

Deductions for premium taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the Contracts or the VAA will be deducted from the Contract Value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes will vary, depending upon the law of your state of residence. In those states which tax these premiums, the tax generally ranges from 0.5% to 5.0%.

Other charges and deductions

There are deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds.

Additional information

The Surrender Charges described previously may be reduced or eliminated for any particular Contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with: (1) the Internet Service Center; (2) the use of mass enrollment procedures; (3) the performance of administrative or sales functions by the employer; (4) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees; or (5) any other circumstances which reduce distribution or administrative expenses. The exact amount of Surrender Charges applicable to a particular Contract will be stated in that Contract.

The Contract

Purchase of contract

If you wish to purchase the Contract, you must apply for it through the Internet Service Center. When we receive the completed application, we decide whether to accept or reject it. If the application is accepted, the Contract is prepared and executed by our legally authorized officers. The Contract is then sent to you through the Internet Service Center. See DISTRIBUTION OF THE CONTRACTS.

Once a completed application and all other information necessary for processing a purchase order are received, the initial Purchase Payment will be invested in the VAA no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days. If an incomplete application cannot be completed within those five days, you will be informed of the reasons, and the Purchase Payment will be returned immediately (unless you specifically authorize us to keep it until the application is complete). Once the application is complete, the initial Purchase Payment must be invested in the VAA within two business days.

Purchase Payments can be mailed to: Lincoln National Life Insurance Company, P.O. Box 62120, Baltimore, MD 21264-2120.

Who can invest

To apply for the Contract, you must be of legal age—but no older than age 85—in a state where the Contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the Contracts are designed.

Purchase payments

The minimum initial Purchase Payment is $1,000. Subsequent Purchase payments to the Contract must be at least $100. Lincoln Life reserves the right to limit the sum of Purchase Payments made under this Contract to $5,000,000. Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the Contract, the maturity date or the death of the Contractowner (or joint Contractowner, if applicable), whichever comes first.

Valuation date

Accumulation Units and Annuity Units will be valued once daily at the close of trading (currently, normally, 4:00 p.m. New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.

Allocation of purchase payments

Purchase Payments are placed into the VAA's Subaccounts. Following your allocation instructions, each VAA Subaccount invests in shares of the corresponding funds.

Upon allocation to the appropriate Subaccount, Purchase Payments are converted into Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount on the Valuation Date on which the Purchase Payment is received at our servicing office, if received before 4:00 p.m. New York time. If the Purchase Payment is received at or after 4:00 p.m. New York time, we will use the Accumulation Unit value computed on the next Valuation Date. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of accumulation units

The Contract Value at any time prior to the Annuity Commencement Date equals the sum of the values of the Accumulation Units credited in the Subaccounts under the Contract.

The value of a Subaccount on any Valuation Date is the number of Accumulation Units in the Subaccount multiplied by the value of an Accumulation Unit in the Subaccount at the end of the Valuation Period.

Accumulation Units for each Subaccount are valued separately. Initially, the value of an Accumulation Unit was arbitrarily established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. The Accumulation Unit value for a Subaccount for any later Valuation Period is determined as follows:

  (1)
  The total value of fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

  (2)
  The liabilities of the Subaccount at the end of the Valuation Period (such liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that Lincoln Life determines are as a result of the operations from the Variable Account); the result divided by

  (3)
  The outstanding number of Accumulation Units in the Subaccount at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period represent the annuity asset charge adjusted for the number of calendar days in the Valuation Period. On an annual basis the annuity asset charge will not exceed 0.55%. The Accumulation Unit value and Annuity Unit value may increase or decrease the dollar value of benefits under the Contract. The dollar value of benefits will not be adversely affected by expenses incurred by Lincoln Life.

Transfers between subaccounts on or before the annuity commencement date

You may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in another Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. Currently, there is no charge for a transfer. However, we reserve the right to impose a charge in the future for transfers.

A transfer may be made through our Internet Service Center or by writing to our servicing office. In order to prevent unauthorized or fraudulent Internet transfers, we may require Contractowners to provide certain identifying information before we will act upon their instructions. We may also assign the Contractowner a password to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Confirmation of all transfer requests will be mailed electronically to the Contractowner on the next Valuation Date. Internet transfers will be processed on the Valuation Date that they are received when they are received at our Internet Service Center before 4 p.m. EST.

We reserve the right to refuse a transfer if, in the investment advisor's judgement, we would be unable to invest effectively according to the Fund's or Series' investment objectives as a result of such a transfer. We reserve the right to revise the transfer privilege at any time.

When thinking about a transfer of Contract Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

Transfers after the annuity commencement date

You may transfer all or a portion of your investment in one Subaccount to another Subaccount. Those transfers will be limited to three times per Contract Year. Currently, there is no charge for these transfers. However, we reserve the right to impose a charge in the future for transfers.

Death benefit before the annuity commencement date

You may designate a Beneficiary during your lifetime and, unless prohibited by a previous designation, change the Beneficiary by filing a written request with our servicing office, or through our Internet Service Center. Each change of Beneficiary revokes any previous designation.

If there is a single Contractowner and the Contractowner dies before the Annuity Commencement Date, the Death Benefit paid to the designated Beneficiary will be the Contract Value as of the day on which Lincoln Life approves the payment of the claim.

The value of the Death Benefit will be determined as of the date on which the death claim is approved for payment. This approval will be granted upon receipt of: (1) proof, satisfactory to us, of the death of the owner; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed.

If a lump sum settlement is requested, the proceeds will be paid within seven days of receipt of satisfactory claim documentation as discussed previously. Contract proceeds from the VAA will be paid within seven days as stated previously, except (i) when the NYSE is closed (except weekends and holidays); (ii) at times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contract owners. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations governing payment of Death Benefits. All payments must satisfy the requirements of Internal Revenue Code of 1986, as amended, (Code) section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits are taxable. See Federal tax matters—Taxation of Death Benefits.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:

  1.
  If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
  2.
  If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

The Death Benefit payable to the Beneficiary must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death substantially equal installments over a period not extending beyond the Beneficiary's life expectancy.

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the Contract as Contractowner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner and the above distribution rules apply.

If there are joint Contractowners, upon the death of the first joint Contractowner, the surviving joint Contractowner will receive the Death Benefit. The surviving joint Contractowner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.

If the surviving joint Contractowner, as spouse of the deceased joint Contractowner, continues the Contract as the sole owner in lieu of receiving the Death Benefit, then the designated Beneficiary(s) will receive the Death Benefit upon the death of the surviving spouse.

Joint ownership

If a joint Contractowner is named in the application, the joint Contractowners shall be treated as having equal undivided interests in the Contract. Either Contractowner, independently of the other, may exercise any ownership rights in this Contract. Only spouses may be joint Contractowners.

Death of annuitant

If the Annuitant is also the Contractowner or a joint Contractowner, then the Death Benefit will be subject to the provisions of this Contract regarding death of the Contractowner. If the surviving spouse assumes the Contract, the contingent Annuitant becomes the Annuitant. If no contingent Annuitant is named, the surviving spouse becomes the Annuitant.

If an Annuitant who is not the Contractowner or joint Contractowner dies, then the contingent Annuitant, if any, becomes the Annuitant. If no contingent Annuitant is named, the Contractowner (or joint owner if younger) becomes the Annuitant.

Surrenders and withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the Contract or a withdrawal of the Contract Value upon your written request or through our Internet Service Center, subject to the rules discussed below. None of the current annuitization options allow surrender or withdrawal rights after the Annuity Commencement Date.

The Contract Value available upon surrender/withdrawal is the cash surrender value (Contract Value less any applicable Surrender Charge) at the end of the Valuation Period during which the request for surrender/withdrawal is received at the servicing office or Internet Service Center. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA in the same proportion that the amount of withdrawal bears to the total Contract Value. The minimum amount which can be withdrawn is $300, and the remaining Contract Value must be at least $1000. Unless prohibited, surrender/withdrawal payments will be mailed or electronically transferred within seven days after we receive a valid request at the servicing office or through the Internet Service Center. The payment may be postponed as permitted by the Investment Company Act of 1940.

There may be charges associated with surrender of the Contract or withdrawal of Contract Value. These charges are deducted from the amount you request to be withdrawn. See CHARGES AND OTHER DEDUCTIONS.

The tax consequences of a surrender or withdrawal are discussed in the section FEDERAL TAX STATUS of this prospectus.

We reserve the right to terminate the Contract, if your Contract fails to meet minimum Contract Value or payment frequencies as set forth in your state's nonforfeiture law for individual deferred annuities.

Amendment of contract

We reserve the right to amend the Contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified of any changes, modifications or waivers.

Ownership

As Contractowner, you have all rights under the Contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries. The assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. IRAs may not be assigned or transferred except as permitted by a domestic relations order and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.

Contractowner questions

The obligations to purchasers under the Contracts are those of Lincoln Life. Questions about your Contract should be directed to us by e-mail to our Internet Service Center or in writing to our servicing office.

Annuity payouts

You may select any Annuity Commencement Date permitted by law provided that the Annuity Commencement Date occurs before the Annuitant's (or the elder of the joint Annuitants') 85th birthday. You may select one of the forms of payout of annuities available under the Contract (described below). Annuity payments to you under any of the Annuity Payout Options are made on a monthly basis and may vary in amount.

Annuity options

Life annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. HOWEVER, THERE IS THE RISK UNDER THIS OPTION THAT THE RECIPIENT WOULD RECEIVE NO PAYOUTS IF THE ANNUITANT DIES BEFORE THE DATE SET FOR THE FIRST PAYOUT; ONLY ONE PAYOUT IF DEATH OCCURS BEFORE THE SECOND SCHEDULED PAYOUT, AND SO ON.

Life Income with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

General information

None of the options listed above currently provide withdrawal features permitting the Contractowner to withdraw commuted values as a lump sum payment. We may make available other options, with or without withdrawal features. Options are only available to the extent they are consistent with the requirements of the Contract as well as Sections 72(s) and 401(a)(9) of the Code, if applicable. The annuity asset charge will be assessed on all variable Annuity Payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk.

The Annuity Commencement Date is usually on or before the Annuitant's 85th birthday. You may change the Annuity Commencement Date or change the Annuity Payout Option up to the scheduled Annuity Commencement Date, through our Internet Service Center or by written notice to the servicing office. You must give us at least 14 days notice before the date on which you want payouts to begin. If proceeds become available to a Beneficiary in a lump sum, the Beneficiary may choose any Annuity Payout Option.

Unless you select another option, the Contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a variable basis, in proportion to the Subaccount allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for payouts for a guaranteed period, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life annuity) will be paid to the Contractowner if living, otherwise to your Beneficiary as payouts become due.

Variable annuity payouts

Variable Annuity Payouts will be determined using:

  1.
  The Contract Value on the Annuity Commencement Date;
  2.
  The annuity tables contained in the Contract;
  3.
  The Annuity Payout Option selected; and
  4.
  The investment performance of the funds selected.

We determine the amount of Annuity Payouts by:

  1.
  Determining the dollar amount of the first periodic payout; then
  2.
  Crediting the Contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
  3.
  Calculating the value of the Annuity Units each period thereafter.

We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying funds perform, relative to the 5% assumed rate. The SAI contains a more complete explanation of this calculation.

Federal tax matters

Introduction

The Federal income tax treatment of the Contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and the Contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the Contract. As a result, you should always consult a tax advisor about the application of tax rules to your individual situation.

Taxation of nonqualified annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a Contract not issued in connection with a qualified retirement plan receiving special tax treatment under the Code, such as an IRA or a section 403(b) plan.

Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in the Contract Value until you receive a Contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

  •
  An individual must own the Contract or the tax law must treat the contact as owned by an individual.
  •
  The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
  •
  The right to choose particular investments for the Contract must be limited.
  •
  The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.

Contracts not owned by an individual

If the Contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the Contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the Contract. Examples of contracts where the owner pays current tax on the Contract's earnings are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the Code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

Investments in the VAA must be diversified

For the Contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the total amount paid into the Contract. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions on Investment Options

Federal income tax law limits your rights to choose particular options offered through the Contract. Because the Internal Revenue Service has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the Subaccounts may exceed those limits. If so, the Contractowner would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the Internal Revenue Service in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the Contract without Contractowner's consent to try to prevent the tax law from considering them as the owner of the assets of the VAA.

Age at which Annuity Payouts begin

Federal income tax rules do not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the Contract's Purchase Payments and earnings. If Annuity Payouts under the Contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the tax law will not treat the Contract as an annuity for Federal income tax purposes. In that event, Contractowner would be currently taxable on the excess of the Contract Value over the amounts paid into the Contract.

Tax Treatment of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that the Contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in the Contract Value until there is a distribution from the Contract.

Taxation of Withdrawals and Surrenders

You will pay tax on withdrawals to the extent their Contract Value exceeds Purchase Payments in the Contract. This income (and all other income from the Contract) is considered ordinary income. A higher rate of tax is paid on ordinary income than on capital gains. A Contractowner will pay tax on a surrender to the extent the amount received exceeds Purchase Payments. In certain circumstances Purchase Payments are reduced by amounts received from the Contract that were not included in income.

Taxation of Annuity Payouts

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of Purchase Payments in the Contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the Contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount of the Purchase Payments in the Contract has been received, the amount not received generally will be deductible.

Taxation of Death Benefits

We may distribute amounts from the Contract because of the death of a Contractowner. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.

  •
  Death prior to the Annuity Commencement Date—

  •
  If the Beneficiary receives Death Benefits under an Annuity Payout Option, they are taxed in the same manner as Annuity Payouts.

  •
  If the Beneficiary does not receive Death Benefits under an Annuity Payout Option, they are taxed in the same manner as a withdrawal.

  •
  Death after the Annuity Commencement Date—

  •
  If Death Benefits are received in accordance with the existing Annuity Payout Option, they are excludible from income if they do not exceed the Purchase Payments not yet distributed from the Contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.

  •
  If Death Benefits are received in a lump sum, the tax law imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.

Penalty Taxes payable on Withdrawals, Surrenders, or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from the Contract which Contractowner must include in gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:

  •
  you receive on or after you reach age 59 1/2,

  •
  you receive because you became disabled (as defined in the tax law),

  •
  a Beneficiary receives on or after your death, or

  •
  you receive as a series of substantially equal periodic payments for your life (or life expectancy).

Special Rules if you own more than one Annuity Contract

In certain circumstances, we must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one Contract. Treating two or more contracts as one Contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described above.

Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.

Gifting a Contract

If you transfer ownership of the Contract to a person other than the your spouse, and receive a payment less than the Contract Value, you will pay tax on the Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the Contract would then be increased to reflect the amount included in your income.

Loss of Interest Deduction

After June 8, 1997, if the Contract is issued to a taxpayer that is not an individual, or if the Contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the Contract Value. Entities that are considering purchasing the Contract, or entities that will benefit from someone else's ownership of the Contract, should consult a tax advisor.

Qualified retirement plans

We also designed the Contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about use of the Contract with the various types of qualified plans. Persons planning to use the Contract in connection with a qualified plan should obtain advice from a competent tax advisor.

Types of Qualified Contracts and Terms of Contracts

Currently, we issue contracts in connection with the following types of qualified plans:

  •
  Individual Retirement Accounts and Annuities ("Traditional IRAs")

  •
  Roth IRAs

We may issue the Contract for use with other types of qualified plans in the future.

We will amend contracts to be used with a qualified plan as generally necessary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the Contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the Contract, unless we consent.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

  •
  Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified plan and the Contractowner's specific circumstances, for example, your compensation.

  •
  Under most qualified plans, for example, 403(b) plans and Traditional IRAs, the Contractowner must begin receiving payments from the Contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these "minimum distribution rules" do not apply to a Roth IRA.

  •
  Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

Federal income tax rules generally include distributions from a qualified contract in your income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Federal Penalty Taxes payable on Distributions

The Code may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract purchased. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or Annuity Payout:

  •
  received on or after you reach age 59 1/2,

  •
  received on or after your death or because of your disability (as defined in the tax law),

  •
  received as a series of substantially equal periodic payments for the your life (or life expectancy), or

  •
  received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

In many circumstances, money may be moved between qualified contracts and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, you may suffer adverse Federal income tax consequences, including paying taxes you might not otherwise have had to be pay. A qualified advisor should always be consulted before you move or attempt to move funds between any qualified plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, HR 10 plans, and contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs or section 457 plans.) The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. Before we send a rollover distribution, we will provide you with a notice explaining these requirements and how the 20% withholding can be avoided by electing a direct rollover.

Federal income tax withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under the Contract unless the Contractowner notifies us at or before the time of the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Tax status of Lincoln Life

Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the VAA. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting Rights

As required by law, we will vote the funds shares held in the VAA at meetings of the shareholders of the various funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in the funds. If the Investment Company Act of 1940 or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the funds shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized. After the Annuity Commencement Date, the votes attributable to a Contract will decrease.

With regard to the Lincoln National funds, Equity 500 Index Fund, Small Cap Index Fund, VP International, Baron Capital Asset Fund, AMT Partners Portfolio, AMT MidCap Growth Portfolio and Worldwide Growth Portfolio: those shares held in a Subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all Contracts participating in that Subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast. Since all the funds except the Lincoln National funds engage in shared funding, other persons or entities besides Lincoln Life may vote these shares.

Whenever a shareholders meeting is called, each person having a voting interest in a Subaccount will be sent proxy voting material, reports and other materials relating to the Delaware Group Premium Fund Growth & Income Series, Global Bond Series and Trend Series (Delaware funds). Since the Delaware funds engages in shared funding, other persons or entities besides Lincoln Life may vote funds shares.

Distribution of the Contracts

We are the distributors of the Contracts. They will be sold through the Internet Service Center we maintain for this purpose. We are registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers (NASD).

Return privilege

Within the free-look period after you receive the Contract, you may cancel it for any reason through our Internet Service Center or by delivering or mailing it, postage prepaid, to Lincoln Financial Direct at P.O. Box 691, Leesburg, VA 20178. A Contract canceled under this provision will be void and your Contract Value will be returned. No Surrender Charge will be assessed.

The Purchase Payments will be invested in the Lincoln National Money Market Fund during the free-look period.

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. That Department conducts a full examination of our operations at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Service Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will electronically mail to you, at your last known e-mail address, at least semiannually after the first Contract Year, reports containing information required by the 1940 Act or any other applicable law or regulation.

Other information

A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the Contracts being offered here. This prospectus is only a part of that registration statement and, therefore, does not contain all the information in the registration statement, its amendments and exhibits. Please refer to the complete registration statement for further information about the VAA, Lincoln Life and the Contracts offered. Statements in this prospectus about the content of Contracts and other legal instruments are summaries. For the complete text of those Contracts and instruments, please refer to those documents as filed with the SEC.

Lincoln National Flexible Premium Variable Life Accounts D, G, K, M, R and S (all registered as investment companies under the 1940 Act, the "variable life accounts") are authorized to invest assets in the following Lincoln National and Delaware funds: Bond, Growth and Income, Managed, Money Market and Special Opportunities (for Account D); Growth and Income and Special Opportunities (for Account G); Bond, Global

Asset Allocation, Money Market and Social Awareness Funds (for Accounts M, R and S); and all Lincoln National and Delaware funds for Account K.

Through the VAA and the Variable Life Accounts, Lincoln Life is the sole shareholder in the Lincoln National funds. However, Lincoln Life is not the sole shareholder of the other funds. Collectively, the VAA and the Variable Life Accounts may be referred to in the prospectus and in the SAI as the "variable accounts".

Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the Variable Life Accounts could conflict with those of Contractowners under the VAA. In those cases where assets from variable life and variable annuity separate accounts are invested in the same fund (in other words, where mixed funding occurs), the Boards of Directors of the funds involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding. In the future, we may purchase shares in the funds for one or more unregistered segregated investment accounts.

Advertisements/sales literature

In marketing the variable annuity Contracts, we may refer to certain ratings assigned to us under the Rating System of the A.M. Best Co., Oldwick, New Jersey. The objective of Best's Rating System is to evaluate the various factors affecting the overall performance of an insurance company in order to provide Best's opinion about that company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the insurance company. In marketing the Contracts and the underlying funds, we may at times use data published by other nationally-known independent statistical services. These service organizations provide relative measures of such factors as an insurer's claims paying ability, the features of particular Contracts, and the comparative investment performance of the funds with other portfolios having similar objectives. A few such services are: Duff & Phelps, the Lipper Group, Moody's, Morningstar, Standard and Poor's and VARDS. There is more information about each of these services under ADVERTISING AND SALES LITERATURE in the SAI. Marketing materials may employ illustrations of compound interest and dollar-cost averaging, discuss automatic withdrawal services, and describe our customer base, assets, and our relative size in the industry. They may also discuss other features of Lincoln Life, the VAA, the funds and their investment management.

Legal proceedings

Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of Lincoln Life.

Lincoln Life is presently defending several lawsuits in which Plaintiffs seek to represent national classes of policyholders in connection with alleged fraud, breach of contract and other claims relating to the sale of interest-sensitive universal and participating whole life insurance policies. As of the date of this prospectus, the courts have not certified a class in any of the suits. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Although the relief sought in these cases is substantial, the cases are in the preliminary stages of litigation, and it is premature to make assessments about potential loss, if any. Management is defending these suits vigorously. The amount of liability, if any, which may ultimately arise as a result of these suits cannot be reasonably determined at this time.

Statement of Additional
Information table of
contents for the VAA

Item

General information and history of Lincoln Life

Special terms

Services

Purchase of securities being offered

Calculation of investment results

Annuity payouts

Determination of accumulation and annuity unit value

Advertising and sales literature

Financial statements

For a free copy of the SAI please see page one of this prospectus.

eAnnuity™
Lincoln National
Variable Annuity Account C (VAA) (Registrant)

Lincoln National
Life Insurance Company (Depositor)

Statement of Additional Information (SAI)

This SAI should be read in conjunction with the eAnnuity prospectus of the VAA dated May 1, 2000.
You may request a free copy of the eAnnuity VAA Prospectus from help@AnnuityServicing.com or you may write Lincoln Financial Direct, P.O. Box 691, Leesburg, VA 20178.

Table of contents

Page

General information and history
of Lincoln Life	B-2

Special terms	B-2

Services	B-2

Purchase of securities being offered	B-2

Calculation of investment results	B-2

Annuity payouts	B-5

Determination of accumulation and
annuity unit value	B-5

Advertising and sales
literature	B-6

Financial statements	B-7

This SAI is not a Prospectus.

The date of this SAI is May 1, 2000.

General information
and history of
Lincoln National Life
Insurance Co. (Lincoln Life)

The prior depositor of the account, Lincoln National Pension Insurance Co., was merged into Lincoln Life, effective January 1, 1989. Lincoln Life, organized in 1905, is an Indiana stock insurance corporation, engaged primarily in insurance and financial services. Lincoln Life is owned by Lincoln National Corp., a publicly held insurance holding company domiciled in Indiana.

Special terms

The special terms used in this SAI are the ones defined in the prospectus. They are capitalized to make this document more understandable.

Services

Independent auditors

The financial statements of the VAA and the statutory-basis financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports which also appear elsewhere in this document and in the registration statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

Keeper of records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln Life. No separate charge against the assets of the VAA is made by Lincoln Life for this service. We have entered into an agreement with Delaware Service Co., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA.

Underwriter

Lincoln Life is the principal underwriter for the variable annuity contract. We may not offer a Contract continuously or in every state. Lincoln Life retains no underwriting commission from the sale of the Variable Annuity Contracts.

Purchase of securities being offered

The variable annuity contract is offered to the public through Lincoln Life's Internet Service Center. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus, the Surrender Charges may be waived.

There are exchange privileges between Subaccounts. (See The Contract in the Prospectus.) No exchanges are permitted between the VAA and other separate accounts.

Calculation of investment results

Money Market Fund subaccounts:

At times the VAA may advertise the Money Market subaccount's yield. The yield refers to the income generated by an investment in the subaccount over a seven-day period. This income is then annualized. The process of annualizing, results when the amount of income generated by the investment during that week, is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The yield figure is based on historical earnings and is not intended to indicate future performance.

The 7-day Money Market yield reported is determined by calculating the change in unit value for the base period (the 7-day period ended December 31, 1999); then dividing this figure by the account value at the beginning of the period; then annualizing. This yield includes all deductions charged to the contractowner's account, and excludes any realized gains and losses from the sale of securities. The 7-day Money Market yield as of December 31, 1999 was 4.71%.

Standard investment results:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

n
P (1 + T)	= ERV

Where: P = a hypothetical initial purchase payment of $1,000

  T = average annual total return for the period in question
  n = number of years
  ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000   purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional portion thereof)
  The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; (2) all applicable non-recurring charges (including any surrender charges) are deducted at the end of the period in question; and (3) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that the Fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report "N/A's" for standard performance until one year after the option became available in the Separate Account.

Standard performance data As of December 31, 1999
(Adjusted for Contract Expense Charges):

Subaccounts	1-year		5-year		10-year/ Since Inception		Commenced

American Century VP Intl	50.46	%*	N/A		N/A		01/29/99

Baron Capital Asset	28.84	*	N/A		N/A		01/29/99

Delaware Premium Global Bond	-6.04		3.86	*	N/A		05/01/96

Delaware Premium Growth & Income	-5.45		13.13	*	N/A		05/01/96

Delaware Premium Trend Series	66.12		26.19	*	N/A		05/01/96

Deutsche/BT Equity 500 Index	11.73	*	N/A		N/A		01/29/99

Deutsche/BT Small Cap Index	14.84	*	N/A		N/A		01/29/99

Janus Aspen Worldwide Growth	49.36	*	N/A		N/A		01/29/99

Lincoln National Aggressive Growth**	38.82		20.32		14.33	*	01/03/94

Lincoln National Bond	-5.72		6.55		6.87		12/21/81

Lincoln National Capital Appreciation	41.77		30.10		24.98	*	01/03/94

Lincoln National Equity-Income	3.58		19.79		16.95	*	01/03/94

Lincoln National Global Asset Allocation**	8.51		15.98		11.62		08/03/87

Lincoln National Growth and Income	14.54		24.39		16.17		12/21/81

Lincoln National International	14.22		10.60		9.16	*	05/01/91

Lincoln National Managed	5.00		15.87		11.29		04/29/83

Lincoln National Money Market	2.09		4.55		4.36		01/07/82

Lincoln National Social Awareness	12.51		27.93		17.87		05/02/88

Lincoln National Special Opportunities	-6.92		14.41		12.28		12/21/81

NeubergerBerman AMT Mid-Cap Growth	47.07	*	N/A		N/A		01/29/99

NeubergerBerman MT Partners	1.68	*	N/A		N/A		01/29/99

 * The lifetime of the subaccount is less than the complete time period indicated.

** Substitutions for these subaccounts are anticipated to take place on or about May 1, 2000. At that time, these subaccounts are no longer available for investment.

Non-standard investment results:

The VAA may report its results over various periods—daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime—and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Performance information for the periods prior to the date that a Fund became available in the VAA will be calculated based on (1) the performance of the Fund adjusted for Contract charges (ie: mortality and expense risk fees, any applicable administrative charges, and the management and other expenses of the fund) and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the Fund. It may or may not reflect charges for any Riders (ie: EGMDB) that were in effect during the time periods shown. This performance is referred to as non-standardized performance data. Such results may be computed on a cumulative and/or annualized basis. We may also report performance assuming that you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for Contract charges. This information represents past performance and does not indicate or represent future performance. The investment return and value of a Contract will fluctuate so that contractowner's investment may be worth more or less than the original investment.

Cumulative quotations are arrived at by calculating the change in Accumulation Unit Value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.

Non-standard performance data as of December 31, 1999 (Adjusted for Contract Expense Charges):

eAnnuity Subaccounts	YTD	1-year	3-year		5-year		10-year/ Since Inception		As if Commenced

American Century VP Intl	63.19%	63.19%	31.50%		23.62%		19.40	%*	5/1/94

Baron Capital Asset	35.17	35.17	59.26	*	N/A		N/A		10/1/98

Delaware Premium Global Bond	-4.12	-4.12	1.04		3.86	*	N/A		5/1/96

Delaware Premium Growth & Income	-3.52	-3.52	11.65		17.80		11.37		7/28/88

Delaware Premium Trend Series	69.51	69.51	33.16		29.29		24.02	*	12/27/93

Deutsche/BT Equity 500 Index	19.82	19.82	21.88	*	N/A		N/A		10/1/97

Deutsche/BT Small Cap Index	19.51	19.51	8.67	*	N/A		N/A		8/25/97

Janus Aspen Worldwide Growth	63.53	63.53	36.57		32.86		28.98	*	9/13/93

Lincoln National Aggressive Growth**	41.65	41.65	17.39		20.32		14.33		2/3/94

Lincoln National Bond	-3.79	-3.79	4.44		6.55		6.87		12/28/81

Lincoln National Capital Appreciation	44.66	44.66	35.21		30.10		24.98	*	2/3/94

Lincoln National Equity-Income	5.70	5.70	15.45		19.79		16.95	*	2/3/94

Lincoln National Global Asset Allocation**	10.72	10.72	14.05		15.98		11.62		8/3/87

Lincoln National Growth and Income	16.88	16.88	22.06		24.39		16.17		12/28/81

Lincoln National International	16.55	16.55	11.89		10.6		9.16	*	5/1/91

Lincoln National Managed	7.14	7.14	13.27		15.87		11.29		4/27/83

Lincoln National Money Market	4.17	4.17	4.41		4.55		4.36		1/7/82

Lincoln National Social Awareness	14.81	14.81	23.22		27.93		17.87		5/2/88

Lincoln National Special Opportunities	-5.02	-5.02	8.72		14.41		12.28		12/28/81

NeubergerBerman AMT Mid-Cap Growth	53.05	53.05	52.37	*	N/A		N/A		11/3/97

NeubergerBerman MT Partners	6.77	6.77	13.03		20.36		16.82	*	3/22/94

 * The lifetime of this subaccount is less than the complete period indicated.

** Substitutions for these subaccounts are anticipated to take place on or about May 1, 2000. At that time, these subaccounts are no longer available for investment.

Annuity payouts

Variable Annuity Payouts

Variable Annuity Payouts will be determined on the basis of: (1) the value of the Contract on the Annuity Commencement Date; (2) the annuity tables contained in the Contract; (3) the type of annuity option selected; and (4) the investment performance of the eligible Fund(s) selected. In order to determine the amount of variable Annuity Payouts, Lincoln Life makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the Annuitant with a fixed number of Annuity Units based on the amount of the first payout; and third, it calculates the value of the Annuity Units each period thereafter. These steps are explained below.

The dollar amount of the first variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the Contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the Contract. The first variable Annuity Payout will be paid within 14 days after the Annuity Commencement Date. The monthly anniversary of the Annuity Commencement Date will become the date on which all future Annuity Payouts will be calculated. Amounts shown in the tables are based on the 1983(a) Individual Mortality Table modified, with an assumed investment return at the rate of 5% per annum. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value under the Contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The 5% interest rate stated above is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds 5%, the payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 5%, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln Life may use sex distinct annuity tables in Contracts where not prohibited by law.

At an Annuity Commencement Date, the Annuitant is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying eligible Funds. The amount of the second and subsequent annuity payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending on the monthly anniversary of the annuity commencement date.

The value of each Subaccount Annuity Unit was arbitrarily established. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined as follows:

1.
The total value of Fund or Series shares held in the Subaccount is calculated by multiplying the number of shares by the net asset value at end of Valuation Period plus any dividend or other distribution.

2.
The liabilities of the Subaccount, including daily charges and taxes, are subtracted

3.
The result is divided by the number of Annuity Units in the Subaccount at the beginning of Valuation Period, and adjusted by a factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of the monthly anniversary of the Annuity Commencement Date to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

Proof of age, sex and survival

Lincoln Life may require proof of age, sex or survival of any payee upon whose age, sex or survival payouts depend.

Determination of
accumulation and
annuity unit value

A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on New Year's Day, Martin Luther King Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. It may also be closed on other days.

Since the portfolios of some of the Funds and Series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those Funds and Series and of the variable account could therefore be significantly affected) on days when the investor has no access to those Funds and Series.

Advertising and sales literature

As set forth in the prospectus, Lincoln Life may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM evaluates the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

DUFF & PHELPS insurance company claims paying ability (CPA) service provides purchasers of insurance company policies and Contracts with analytical and statistical information on the solvency and liquidity of major U.S licensed insurance companies, both mutual and stock.

EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It measures performance of securities in Europe, Australia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification with over 1000 companies across 20 different countries.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

MOODY'S insurance claims-paying rating is a system of rating insurance company's financial strength, market leadership and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

MORNINGSTAR is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuity contracts.

STANDARD & POOR's CORP. insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

STANDARD & POOR'S 500 INDEX (S&P 500) — broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the S&P 500. The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares and publication of the index itself are services of Standard & Poor's Corp., a financial advisory, securities rating and publishing firm.

NASDAQ-OTC Price Index — this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) — price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including American Express Co. and American Telephone and Telegraph Co. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

In its advertisements and other sales literature for the VAA and the eligible Funds, Lincoln Life intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-cost averaging illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those Subaccounts.

Automatic withdrawal service. A service provided by Lincoln Life, through which a Contractowner may take any distribution allowed by Code Section 401(a)(9) in the case of qualified contracts, or permitted under Code Section 72 in the case of nonqualified contracts, by way of an automatically generated payment.

Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of over $103 billion and annual consolidated revenues of $6.8 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, life-health reinsurance, mutual funds, institutional investment management and financial planning and advisory services.

Lincoln Life's customers. Sales literature for the VAA, the Funds and Series may refer to the number of employers and the number of individual annuity clients which Lincoln Life serves. As of the date of this Prospectus, Lincoln Life was serving over 15,000 organizations and more than 1.5 million individuals.

Lincoln Life's assets, size. Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Co., above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any subclassification of those companies, based upon recognized evaluation criteria. For example, Lincoln Life is the 12th largest U.S. life insurer based upon overall assets. As of December 31, 1999, Lincoln Life had statutory admitted assets of over $79 billion.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.

We may quote the historical performance of the funds, predating their inclusion in the VAA, provided that the policies and objectives of a fund have remained substantially the same.

Financial statements

Financial statements of the VAA and the statutory-basis financial statements of Lincoln Life appear on the following pages.

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Lincoln National Variable Annuity Account C
Statement of assets and liability
December 31, 1999

	Combined	Lincoln National Aggressive Growth Subaccount	Lincoln National Bond Subaccount	Lincoln National Capital Appreciation Subaccount

Assets:
• Investments at Market – Affiliated (cost $8,663,921,685)	$13,084,273,208	$391,899,766	$299,941,713	$1,840,135,585

• Investments at Market – Unaffiliated (cost $272,049,768)	320,760,186	—	—	—

Total Assets	13,405,033,394	391,899,766	299,941,713	1,840,135,585

• Liability – Payable to The Lincoln National Life Insurance Company	368,100	10,640	8,299	50,555

Net Assets	$13,404,665,294	$391,889,126	$299,933,414	$1,840,085,030

Percentage of net assets	100.00%	2.92%	2.24%	13.73%

Net assets are represented by:
Multifund without GMDB Rider
• Units in accumulation period		175,375,232	61,153,697	486,392,137

• Annuity reserves units		330,037	160,260	1,553,958

• Unit value		$2.21	$4.81	$3.71

• Value in accumulation period		387,458,903	294,262,077	1,802,604,486

• Annuity reserves		729,155	771,148	5,759,079

Multifund with GMDB Rider
• Units in accumulation period		1,657,816	1,022,335	8,524,638

• Unit value		$2.19	$4.78	$3.68

• Value in accumulation period		3,635,002	4,882,266	31,355,023

eAnnuity
• Units in accumulation period		29,720	3,701	98,271

• Annuity reserves units		—	—	—

• Unit value		$2.22	$4.84	$3.73

• Value in accumulation period		66,066	17,923	366,442

• Annuity reserves		—	—	—

Net Assets		$391,889,126	$299,933,414	$1,840,085,030

	Lincoln National Money Market Subaccount	Lincoln National Social Awareness Subaccount	Lincoln National Special Opportunities Subaccount	American Century VP International Subaccount

Assets:
• Investments at Market – Affiliated (cost $8,663,921,685)	$178,274,136	$1,868,238,589	$627,247,954	$—

• Investments at Market – Unaffiliated (cost $272,049,768)	—	—	—	3,613

Total Assets	178,274,136	1,868,238,589	627,247,954	3,613

• Liability – Payable to The Lincoln National Life Insurance Company	4,937	51,386	17,139

Net Assets	$178,269,199	$1,868,187,203	$627,230,815	$3,613

Percentage of net assets	1.33%	13.93%	4.68%	0.00%

Net assets are represented by:
Multifund without GMDB Rider
• Units in accumulation period	66,318,967	272,682,501	75,094,275	—

• Annuity reserves units	85,154	879,570	143,255	—

• Unit value	$2.61	$6.71	$8.25	—

• Value in accumulation period	173,091,643	1,830,926,133	619,340,778	—

• Annuity reserves	222,250	5,905,868	1,181,500	—

Multifund with GMDB Rider
• Units in accumulation period	1,836,508	4,696,813	818,870	—

• Unit value	$2.59	$6.66	$8.19	—

• Value in accumulation period	4,757,090	31,298,463	6,702,697	—

eAnnuity
• Units in accumulation period	75,481	8,398	704	2,329

• Annuity reserves units	—	—	—	—

• Unit value	$2.63	$6.76	$8.30	$1.55

• Value in accumulation period	198,216	56,739	5,840	3,613

• Annuity reserves	—	—	—	—

Net Assets	$178,269,199	$1,868,187,203	$627,230,815	$3,613

See accompanying notes.

	Delaware Trend Subaccount	Delaware Growth and Income Subaccount	Delaware Global Bond Subaccount	Lincoln National Equity- Income Subaccount	Lincoln National Global Asset Allocation Subaccount	Lincoln National Growth and Income Subaccount	Lincoln National International Subaccount	Lincoln National Managed Subaccount

Assets:
• Investments at Market – Affiliated (cost $8,663,921,685)	$325,657,104	$117,748,834	$14,380,526	$956,997,134	$480,902,873	$4,555,742,279	$515,801,508	$911,303,158

• Investments at Market – Unaffiliated (cost $272,049,768)	—	—	—	—	—	—	—	—

Total Assets	325,657,104	117,748,834	14,380,526	956,997,134	480,902,873	4,555,742,279	515,801,508	911,303,158

• Liability – Payable to The Lincoln National Life Insurance Company	8,790	3,255	399	26,231	13,207	125,262	14,178	25,070

Net Assets	$325,648,314	$117,745,579	$14,380,127	$956,970,903	$480,889,666	$4,555,617,017	$515,787,330	$911,278,088

Percentage of net assets	2.43%	0.88%	0.11%	7.14%	3.59%	33.98%	3.85%	6.80%

Net assets are represented by:
Multifund without GMDB Rider
• Units in accumulation period	138,130,035	72,068,626	12,254,866	371,756,833	140,172,654	333,803,071	247,685,485	160,214,813

• Annuity reserves units	151,852	712,597	66,439	1,624,078	860,132	4,204,627	464,213	570,359

• Unit value	$2.31	$1.55	$1.13	$2.52	$3.37	$13.38	$2.06	$5.61

• Value in accumulation period	319,057,588	111,489,353	13,847,956	938,303,117	472,214,876	4,466,001,825	509,530,537	898,850,367

• Annuity reserves	350,753	1,102,380	75,075	4,099,123	2,897,621	56,254,343	954,965	3,199,874

Multifund with GMDB Rider
• Units in accumulation period	2,693,313	3,351,154	405,781	5,811,748	1,696,586	2,509,728	2,589,188	1,652,446

• Unit value	$2.29	$1.54	$1.12	$2.50	$3.34	$13.28	$2.04	$5.57

• Value in accumulation period	6,175,116	5,145,087	455,071	14,558,081	5,672,387	33,323,736	5,286,276	9,200,663

eAnnuity
• Units in accumulation period	27,917	5,628	1,781	4,167	1,338	2,758	7,514	4,816

• Annuity reserves units	—	—	—	—	29,576	—	—	—

• Unit value	$2.32	$1.56	$1.14	$2.54	$3.39	$13.46	$2.07	$5.64

• Value in accumulation period	64,857	8,759	2,025	10,582	4,535	37,113	15,552	27,184

• Annuity reserves	—	—	—	—	100,247	—	—	—

Net Assets	$325,648,314	$117,745,579	$14,380,127	$956,970,903	$480,889,666	$4,555,617,017	$515,787,330	$911,278,088

	Delaware Small Cap Value Subaccount	BT Equity 500 Index Subaccount	BT Small Cap Index Subaccount	Baron Capital Asset Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP II Contrafund Subaccount	Janus Aspen Worldwide Growth Subaccount	AMT Partners Subaccount	AMT Mid-Cap Growth Subaccount

Assets:
• Investments at Market – Affiliated (cost $8,663,921,685)	$2,049	$—	$—	$—	$—	$—	$—	$—	$—

• Investments at Market – Unaffiliated (cost $272,049,768)	—	52,900,929	4,102,164	9,553,520	55,157,100	26,189,792	146,931,530	3,128,730	22,792,808

Total Assets	2,049	52,900,929	4,102,164	9,553,520	55,157,100	26,189,792	146,931,530	3,128,730	22,792,808

• Liability – Payable to The Lincoln National Life Insurance Company		1,447	108	266	1,520	725	3,984	89	613

Net Assets	$2,049	$52,899,482	$4,102,056	$9,553,254	$55,155,580	$26,189,067	$146,927,546	$3,128,641	$22,792,195

Percentage of net assets	0.00%	0.39%	0.03%	0.07%	0.41%	0.20%	1.10%	0.02%	0.17%

Net assets are represented by:
Multifund without GMDB Rider
• Units in accumulation period	—	46,984,052	3,065,895	7,228,569	44,655,728	21,303,355	99,942,030	2,629,473	15,335,744

• Annuity reserves units	—	151,082	27,063	0	107,432	89,289	214,122	12,084	0

• Unit value	—	$1.09	$1.16	$1.21	$1.19	$1.15	$1.44	$1.01	$1.46

• Value in accumulation period	—	51,176,298	3,568,586	8,720,950	53,085,113	24,399,100	143,507,545	2,659,658	22,453,334

• Annuity reserves	—	164,563	31,500	—	127,711	102,264	307,460	12,222	—

Multifund with GMDB Rider
• Units in accumulation period	—	1,319,893	141,266	658,684	1,635,955	1,475,097	1,912,083	448,914	216,008

• Unit value	—	$1.09	$1.16	$1.21	$1.19	$1.14	$1.43	$1.01	$1.46

• Value in accumulation period	—	1,436,290	164,256	793,850	1,942,756	1,687,703	2,742,730	453,596	315,934

eAnnuity
• Units in accumulation period	2,080	15,090	154,689	28,950	—	—	240,176	3,020	15,122

• Annuity reserves units	—	91,113	130,559	—	—	—	—	—	—

• Unit value	$0.98	$1.15	$1.18	$1.33	—	—	$1.54	$1.05	$1.52

• Value in accumulation period	2,049	17,383	183,150	38,454	—	—	369,811	3,165	22,927

• Annuity reserves	—	104,948	154,564	—	—	—	—	—	—

Net Assets	$2,049	$52,899,482	$4,102,056	$9,553,254	$55,155,580	$26,189,067	$146,927,546	$3,128,641	$22,792,195

See accompanying notes.

Lincoln National Variable Annuity Account C
Statement of operations
Year Ended December 31, 1999

	Combined	Lincoln National Aggressive Growth Subaccount	Lincoln National Bond Subaccount	Lincoln National Capital Appreciation Subaccount

Net Investment Income (Loss):
• Dividends from investment income	$158,354,665	$28,785	$21,956,116	$—

• Dividends from net realized gains on investments	550,190,641	—	—	7,140,107

Mortality and expense guarantees:
Multifund without GMDB Rider	(119,875,865)	(3,044,251)	(3,297,140)	(11,989,055)

Multifund with GMDB Rider	(1,929,152)	(37,081)	(73,092)	(258,335)

eAnnuity	(6,278)	(96)	(73)	(985)

Net investment income (loss)	586,734,011	(3,052,643)	18,585,811	(5,108,268)

Net Realized and Unrealized Gain (Loss) on Investments:
• Net realized gain (loss) on investments	324,489,276	5,423,560	498,828	1,715,312

• Net change in unrealized appreciation or depreciation on investments	905,837,058	111,770,714	(33,717,275)	492,291,917

Net realized and unrealized gain (loss) on investments	1,230,326,334	117,194,274	(33,218,447)	494,007,229

Net increase (decrease) in net assets resulting from operations	$1,817,060,345	$114,141,631	$(14,632,636)	$488,898,961

	Lincoln National Money Market Subaccount	Lincoln National Social Awareness Subaccount	Lincoln National Special Opportunities Subaccount	American Century VP International Subaccount

Net Investment Income (Loss):
• Dividends from investment income	$7,045,729	$12,864,130	$8,511,316	$—

• Dividends from net realized gains on investments	—	73,867,336	81,519,258	—

Mortality and expense guarantees:
Multifund without GMDB Rider	(1,483,713)	(17,827,206)	(7,212,380)	—

Multifund with GMDB Rider	(38,170)	(414,938)	(94,828)	—

eAnnuity	(1,414)	(339)	(25)	(11)

Net investment income (loss)	5,522,432	68,488,983	82,723,341	(11)

Net Realized and Unrealized Gain (Loss) on Investments:
• Net realized gain (loss) on investments	—	85,211,142	26,077,310	—

• Net change in unrealized appreciation or depreciation on investments	—	86,292,911	(155,496,460)	1,230

Net realized and unrealized gain (loss) on investments	—	171,504,053	(129,419,150)	1,230

Net increase (decrease) in net assets resulting from operations	$5,522,432	$239,993,036	$(46,695,809)	$1,219

See accompanying notes.

	Delaware Trend Subaccount	Delaware Growth and Income Subaccount	Delaware Global Bond Subaccount	Lincoln National Equity- Income Subaccount	Lincoln National Global Asset Allocation Subaccount	Lincoln National Growth and Income Subaccount	Lincoln National International Subaccount	Lincoln National Managed Subaccount

Net Investment Income (Loss):
• Dividends from investment income	$9,249	$2,775,895	$775,728	$7,657,878	$7,939,089	$44,283,310	$17,391,602	$26,746,892

• Dividends from net realized gains on investments	—	11,760,427	92,847	39,187,617	13,076,502	171,825,386	107,582,975	43,870,798

Mortality and expense guarantees:
Multifund without GMDB Rider	(1,440,489)	(1,376,835)	(150,399)	(9,780,222)	(4,732,441)	(42,911,795)	(5,030,733)	(9,165,136)

Multifund with GMDB Rider	(38,913)	(88,259)	(6,237)	(206,017)	(76,982)	(388,236)	(62,418)	(126,280)

eAnnuity	(130)	(43)	(11)	(34)	(518)	(94)	(58)	(59)

Net investment income (loss)	(1,470,283)	13,071,185	711,928	36,859,222	16,205,650	172,808,571	119,881,368	61,326,215

Net Realized and Unrealized Gain (Loss) on Investments:
• Net realized gain (loss) on investments	1,068,429	166,488	(96,041)	26,424,234	11,688,807	132,079,312	9,385,470	24,756,791

• Net change in unrealized appreciation or depreciation on investments	102,528,148	(18,455,277)	(1,337,031)	(16,625,475)	18,169,135	353,017,078	(54,003,384)	(27,308,300)

Net realized and unrealized gain (loss) on investments	103,596,577	(18,288,789)	(1,433,072)	9,798,759	29,857,942	485,096,390	(44,617,914)	(2,551,509)

Net increase (decrease) in net assets resulting from operations	$102,126,294	$(5,217,604)	$(721,144)	$46,657,981	$46,063,592	$657,904,961	$75,263,454	$58,774,706

	Delaware Small Cap Value Subaccount	BT Equity 500 Index Subaccount	BT Small Cap Index Subaccount	Baron Capital Asset Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP II Contrafund Subaccount	Janus Aspen Worldwide Growth Subaccount	AMT Partners Subaccount	AMT Mid-Cap Growth Subaccount

Net Investment Income (Loss):
• Dividends from investment income	$26	$329,405	$39,076	$14	$—	$—	$402	$23	$—

• Dividends from net realized gains on investments	10	154,904	111,864	523	—	—	—	40	47

Mortality and expense guarantees:
Multifund without GMDB Rider	—	(94,411)	(5,689)	(13,819)	(75,334)	(37,716)	(177,319)	(5,112)	(24,670)

Multifund with GMDB Rider	—	(2,642)	(267)	(2,491)	(3,816)	(3,781)	(4,092)	(1,804)	(473)

eAnnuity	(10)	(370)	(1,000)	(116)	—	—	(836)	(12)	(44)

Net investment income (loss)	26	386,886	143,984	(15,889)	(79,150)	(41,497)	(181,845)	(6,865)	(25,140)

Net Realized and Unrealized Gain (Loss) on Investments:
• Net realized gain (loss) on investments	—	3,155	5,374	7,131	344	130	9,846	35,446	28,208

• Net change in unrealized appreciation or depreciation on investments	(61)	4,076,999	350,000	1,440,979	6,950,425	2,861,396	28,562,462	175,774	4,291,153

Net realized and unrealized gain (loss) on investments	(61)	4,080,154	355,374	1,448,110	6,950,769	2,861,526	28,572,308	211,220	4,319,361

Net increase (decrease) in net assets resulting from operations	$(35)	$4,467,040	$499,358	$1,432,221	$6,871,619	$2,820,029	$28,390,463	$204,355	$4,294,221

See accompanying notes.

Lincoln National Variable Annuity Account C
Statement of changes in net assets
Years Ended December 31, 1998 and 1999

	Combined	Lincoln National Aggressive Growth Subaccount	Lincoln National Bond Subaccount	Lincoln National Capital Appreciation Subaccount

Net Assets January 1, 1998	$9,426,807,141	$336,529,141	$278,721,201	$442,449,775

Changes From Operations:
• Net investment income	744,104,140	41,935,398	28,916,577	42,397,629

• Net realized gain (loss) on investments	120,104,936	1,928,124	1,075,607	1,916,291

• Net change in unrealized appreciation or depreciation on investments	613,207,528	(69,642,626)	(4,990,556)	139,176,089

Net increase (decrease) in net assets resulting from operations	1,477,416,604	(25,779,104)	25,001,628	183,490,009

Change From Unit Transactions: Accumulation Units:
• Contract purchases	3,097,926,661	105,566,490	173,651,601	239,073,049

• Terminated contracts & transfers to annuity reserves	(2,472,732,748)	(92,755,811)	(118,474,365)	(118,928,687)

	625,193,913	12,810,679	55,177,236	120,144,362
Annuity Reserves:
• Transfer from accumulation units & between accounts	12,803,225	350,018	295,541	1,011,628

• Annuity Payments	(6,362,862)	(111,570)	(66,581)	(215,049)

• Receipt (reimbursement) of mortality guarantee adjustment	(49,352)	(74)	1,828	(3,187)

	6,391,011	238,374	230,788	793,392
Net increase (decrease) in net assets resulting from unit transactions	631,584,924	13,049,053	55,408,024	120,937,754

Total increase in net assets	2,109,001,528	(12,730,051)	80,409,652	304,427,763

Net assets at December 31, 1998	11,535,808,669	323,799,090	359,130,853	746,877,538

Changes From Operations:
• Net investment income (loss)	586,734,011	(3,052,643)	18,585,811	(5,108,268)

• Net realized gain (loss) on investments	324,489,276	5,423,560	498,828	1,715,312

• Net change in unrealized appreciation or depreciation on investments	905,837,058	111,770,714	(33,717,275)	492,291,917

Net increase (decrease) in net assets resulting from operations	1,817,060,345	114,141,631	(14,632,636)	488,898,961

Change From Unit Transactions: Accumulation Units:
• Contract purchases	4,031,602,338	79,369,638	103,853,425	1,006,577,563

• Terminated contracts & transfers to annuity reserves	(3,984,899,955)	(125,302,224)	(148,509,116)	(404,300,360)

	46,702,383	(45,932,586)	(44,655,691)	602,277,203
Annuity Reserves:
• Transfer from accumulation units & between accounts	13,695,335	5,211	180,951	2,609,328

• Annuity Payments	(8,452,725)	(124,675)	(91,107)	(567,970)

• Receipt (reimbursement) of mortality guarantee adjustment	(148,713)	455	1,044	(10,030)

	5,093,897	(119,009)	90,888	2,031,328
Net increase (decrease) in net assets resulting from unit transactions	51,796,280	(46,051,595)	(44,564,803)	604,308,531

Total increase (decrease) in net assets	1,868,856,625	68,090,036	(59,197,439)	1,093,207,492

Net assets at December 31, 1999	$13,404,665,294	$391,889,126	$299,933,414	$1,840,085,030

See accompanying notes.

	Delaware Trend Subaccount	Delaware Growth and Income Subaccount	Delaware Global Bond Subaccount	Lincoln National Equity- Income Subaccount	Lincoln National Global Asset Allocation Subaccount	Lincoln National Growth and Income Subaccount	Lincoln National International Subaccount	Lincoln National Managed Subaccount

Net Assets January 1, 1998	$55,454,713	$94,235,368	$12,405,258	$800,317,384	$435,490,107	$3,491,513,034	$461,096,276	$847,194,482

Changes From Operations:
• Net investment income	489,960	6,640,801	645,968	27,749,902	45,633,831	268,901,661	18,736,768	106,628,928

• Net realized gain (loss) on investments	741,866	60,877	(7,472)	8,109,113	4,771,427	55,304,330	13,148,742	6,891,535

• Net change in unrealized appreciation or depreciation on investments	9,589,306	4,477,834	295,306	58,105,437	1,778,860	334,917,754	26,816,729	(15,219,767)

Net increase (decrease) in net assets resulting from operations	10,821,132	11,179,512	933,802	93,964,452	52,184,118	659,123,745	58,702,239	98,300,696

Change From Unit Transactions: Accumulation Units:
• Contract purchases	55,720,878	90,243,467	8,321,486	256,506,361	89,524,793	696,928,591	159,551,094	162,637,864

• Terminated contracts & transfers to annuity reserves	(33,204,931)	(41,860,904)	(5,970,687)	(184,405,391)	(95,521,824)	(709,130,485)	(185,524,256)	(155,726,195)

	22,515,947	48,382,563	2,350,799	72,100,970	(5,997,031)	(12,201,894)	(25,973,162)	6,911,669
Annuity Reserves:
• Transfer from accumulation units & between accounts	48,418	506,606	31,917	686,673	490,958	6,311,160	160,319	605,334

• Annuity Payments	(7,936)	(108,990)	(7,766)	(479,908)	(179,454)	(3,840,740)	(133,802)	(408,409)

• Receipt (reimbursement) of mortality guarantee adjustment	—	(448)	78	3,201	(14,716)	55,053	(14,795)	(25,649)

	40,482	397,168	24,229	209,966	296,788	2,525,473	11,722	171,276
Net increase (decrease) in net assets resulting from unit transactions	22,556,429	48,779,731	2,375,028	72,310,936	(5,700,243)	(9,676,421)	(25,961,440)	7,082,945

Total increase in net assets	33,377,561	59,959,243	3,308,830	166,275,388	46,483,875	649,447,324	32,740,799	105,383,641

Net assets at December 31, 1998	88,832,274	154,194,611	15,714,088	966,592,772	481,973,982	4,140,960,358	493,837,075	952,578,123

Changes From Operations:
• Net investment income (loss)	(1,470,283)	13,071,185	711,928	36,859,222	16,205,650	172,808,571	119,881,368	61,326,215

• Net realized gain (loss) on investments	1,068,429	166,488	(96,041)	26,424,234	11,688,807	132,079,312	9,385,470	24,756,791

• Net change in unrealized appreciation or depreciation on investments	102,528,148	(18,455,277)	(1,337,031)	(16,625,475)	18,169,135	353,017,078	(54,003,384)	(27,308,300)

Net increase (decrease) in net assets resulting from operations	102,126,294	(5,217,604)	(721,144)	46,657,981	46,063,592	657,904,961	75,263,454	58,774,706

Change From Unit Transactions: Accumulation Units:
• Contract purchases	215,228,368	40,264,328	5,375,055	229,184,806	75,016,170	746,492,736	206,951,775	118,914,778

• Terminated contracts & transfers to annuity reserves	(80,756,572)	(71,511,116)	(6,031,258)	(286,133,549)	(122,893,414)	(989,819,625)	(260,185,570)	(219,107,295)

	134,471,796	(31,246,788)	(656,203)	(56,948,743)	(47,877,244)	(243,326,889)	(53,233,795)	(100,192,517)
Annuity Reserves:
• Transfer from accumulation units & between accounts	235,417	178,082	55,542	1,327,758	1,095,474	5,170,679	51,788	535,385

• Annuity Payments	(16,883)	(162,863)	(12,232)	(657,877)	(299,258)	(4,945,413)	(150,827)	(433,896)

• Receipt (reimbursement) of mortality guarantee adjustment	(584)	141	76	(988)	(66,880)	(146,679)	19,635	16,287

	217,950	15,360	43,386	668,893	729,336	78,587	(79,404)	117,776
Net increase (decrease) in net assets resulting from unit transactions	134,689,746	(31,231,428)	(612,817)	(56,279,850)	(47,147,908)	(243,248,302)	(53,313,199)	(100,074,741)

Total increase (decrease) in net assets	236,816,040	(36,449,032)	(1,333,961)	(9,621,869)	(1,084,316)	414,656,659	21,950,255	(41,300,035)

Net assets at December 31, 1999	$325,648,314	$117,745,579	$14,380,127	$956,970,903	$480,889,666	$4,555,617,017	$515,787,330	$911,278,088

See accompanying notes.

	Lincoln National Money Market Subaccount	Lincoln National Social Awareness Subaccount	Lincoln National Special Opportunities Subaccount	American Century VP International Subaccount

Net Assets January 1, 1998	$87,465,884	$1,245,772,271	$838,162,247	$—

Changes From Operations:
• Net investment income	4,102,249	65,719,879	85,604,589	—

• Net realized gain (loss) on investments	—	11,779,014	14,385,482	—

• Net change in unrealized appreciation or depreciation on investments	—	179,689,808	(51,786,646)	—

Net increase (decrease) in net assets resulting from operations	4,102,249	257,188,701	48,203,425	—

Change From Unit Transactions: Accumulation Units:
• Contract purchases	204,102,322	669,312,601	186,786,064	—

• Terminated contracts & transfers to annuity reserves	(176,371,981)	(351,797,764)	(203,059,467)	—

	27,730,341	317,514,837	(16,273,403)	—
Annuity Reserves:
• Transfer from accumulation units & between accounts	62,528	1,857,256	384,869	—

• Annuity Payments	(50,178)	(558,894)	(193,585)	—

• Receipt (reimbursement) of mortality guarantee adjustment	1,044	(25,388)	(26,299)	—

	13,394	1,272,974	164,985	—
Net increase (decrease) in net assets resulting from unit transactions	27,743,735	318,787,811	(16,108,418)	—

Total increase in net assets	31,845,984	575,976,512	32,095,007	—

Net assets at December 31, 1998	119,311,868	1,821,748,783	870,257,254	—

Changes From Operations:
• Net investment income (loss)	5,522,432	68,488,983	82,723,341	(11)

• Net realized gain (loss) on investments	—	85,211,142	26,077,310	—

• Net change in unrealized appreciation or depreciation on investments	—	86,292,911	(155,496,460)	1,230

Net increase (decrease) in net assets resulting from operations	5,522,432	239,993,036	(46,695,809)	1,219

Change From Unit Transactions: Accumulation Units:
• Contract purchases	302,648,002	447,789,509	139,945,983	2,394

• Terminated contracts & transfers to annuity reserves	(249,268,452)	(642,066,963)	(336,167,020)	—

	53,379,550	(194,277,454)	(196,221,037)	2,394
Annuity Reserves:
• Transfer from accumulation units & between accounts	89,561	1,392,420	114,215	—

• Annuity Payments	(58,064)	(679,764)	(227,230)	—

• Receipt (reimbursement) of mortality guarantee adjustment	23,852	10,182	3,422	—

	55,349	722,838	(109,593)	—
Net increase (decrease) in net assets resulting from unit transactions	53,434,899	(193,554,616)	(196,330,630)	2,394

Total increase (decrease) in net assets	58,957,331	46,438,420	(243,026,439)	3,613

Net assets at December 31, 1999	$178,269,199	$1,868,187,203	$627,230,815	$3,613

See accompanying notes.

	Delaware Small Cap Value Subaccount	BT Equity 500 Index Subaccount	BT Small Cap Index Subaccount	Baron Capital Asset Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP II Contrafund Subaccount	Janus Aspen Worldwide Growth Subaccount	AMT Partners Subaccount	AMT Mid-Cap Growth Subaccount

Net Assets January 1, 1998	$—	$—	$—	$—	$—	$—	$—	$—	$—

Changes From Operations:
• Net investment income	—	—	—	—	—	—	—	—	—

• Net realized gain (loss) on investments	—	—	—	—	—	—	—	—	—

• Net change in unrealized appreciation or depreciation on investments	—	—	—	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from operations	—	—	—	—	—	—	—	—	—

Change From Unit Transactions: Accumulation Units:
• Contract purchases	—	—	—	—	—	—	—	—	—

• Terminated contracts & transfers to annuity reserves	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—
Annuity Reserves:
• Transfer from accumulation units & between accounts	—	—	—	—	—	—	—	—	—

• Annuity Payments	—	—	—	—	—	—	—	—	—

• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	—	—	—	—	—	—	—	—	—

Total increase in net assets	—	—	—	—	—	—	—	—	—

Net assets at December 31, 1998	—	—	—	—	—	—	—	—	—

Changes From Operations:
• Net investment income (loss)	26	386,886	143,984	(15,889)	(79,150)	(41,497)	(181,845)	(6,865)	(25,140)

• Net realized gain (loss) on investments	—	3,155	5,374	7,131	344	130	9,846	35,446	28,208

• Net change in unrealized appreciation or depreciation on investments	(61)	4,076,999	350,000	1,440,979	6,950,425	2,861,396	28,562,462	175,774	4,291,153

Net increase (decrease) in net assets resulting from operations	(35)	4,467,040	499,358	1,432,221	6,871,619	2,820,029	28,390,463	204,355	4,294,221

Change From Unit Transactions: Accumulation Units:
• Contract purchases	2,084	55,129,061	4,350,077	9,772,806	55,106,803	26,650,738	136,061,158	4,070,627	22,844,454

• Terminated contracts & transfers to annuity reserves	—	(6,850,603)	(776,038)	(1,651,773)	(6,935,056)	(3,372,134)	(17,756,939)	(1,158,398)	(4,346,480)

	2,084	48,278,458	3,574,039	8,121,033	48,171,747	23,278,604	118,304,219	2,912,229	18,497,974
Annuity Reserves:
• Transfer from accumulation units & between accounts	—	157,204	28,959	—	114,909	92,347	247,986	12,119	—

• Annuity Payments	—	(3,940)	(685)	—	(2,272)	(2,010)	(15,697)	(62)	—

• Receipt (reimbursement) of mortality guarantee adjustment	—	720	385	—	(423)	97	575	—	—

	—	153,984	28,659	—	112,214	90,434	232,864	12,057	—
Net increase (decrease) in net assets resulting from unit transactions	2,084	48,432,442	3,602,698	8,121,033	48,283,961	23,369,038	118,537,083	2,924,286	18,497,974

Total increase (decrease) in net assets	2,049	52,899,482	4,102,056	9,553,254	55,155,580	26,189,067	146,927,546	3,128,641	22,792,195

Net assets at December 31, 1999	$2,049	$52,899,482	$4,102,056	$9,553,254	$55,155,580	$26,189,067	$146,927,546	$3,128,641	$22,792,195

See accompanying notes.

Lincoln National Variable Annuity Account C

Notes to financial statements

1. Accounting policies & account information

  The Variable Account: Lincoln National Variable Annuity Account C (Variable Account) is a segregated investment account of the Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of two products, Multifund and eAnnuity. The Multifund product is an annuity contract offering a guaranteed minimum death benefit (GMBD) rider option. Effective August 20, 1998, the eAnnuity product became available to clients of the Company. The eAnnuity product is an annuity contract that is sold through the internet.

  The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

  Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

  Investments: The assets of the Variable Accounts are divided into variable sub-accounts each of which is invested in shares of twenty four portfolios (the Funds) of nine diviersified open-end management investment companies, each portfolio with its own investment objective. The Funds are:

  Lincoln National
    Lincoln National Aggressive Growth Fund
    Lincoln National Bond Fund
    Lincoln National Capital Appreciation Fund
    Lincoln National Equity-Income Fund
    Lincoln National Global Asset Allocation Fund
    Lincoln National Growth and Income Fund
    Lincoln National International Fund
    Lincoln National Managed Fund
    Lincoln National Money Market Fund
    Lincoln National Social Awareness Fund
    Lincoln National Special Opportunities Fund

  Delaware Group Premium Fund, Inc.
    Global Bond Series
    Growth and Income Series
    Trend Series
    Small Cap Value Series

  American Century Variable Portfolios, Inc.
    VP International

  BT Insurance Funds Trust
    Equity 500 Index Fund
    Small Cap Index Fund

  Baron Capital Asset Fund Trust

  Fidelity Variable Insurance Product Fund Service Class
    Growth Portfolio

  Fidelity Variable Insurance Product Fund II Service
  Class
    Contrafund Portfolio

  Janus Aspen Series, Worldwide Growth Fund

  Neuberger Berman Advisors Management Trust (AMT)
    AMT Partners Fund
    AMT Mid-Cap Growth Fund

  Investments in the Funds are stated at the closing net asset value per share on December 31, 1999, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

  Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

  Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

  Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Using current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

  Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 5%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 5%.

2. Mortality and expense guarantees & other transactions with affiliate

  Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The rates are as follows for the two contract types and the corresponding rider options within the Variable Account:

    •  Multifund at a daily rate of .00274525% (1.002% on an annual basis).

    •  Multifund with GMDB rider at a daily rate of .00356712328% (1.302% on an annual basis).

    •  eAnnuity at a daily rate of .001506849% (.55% on an annual basis).

  In addition, amounts retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges were as follows during 1999:

Lincoln National Aggressive Growth Subaccount	$116,828

Lincoln National Bond Subaccount	1,593,037

Lincoln National Capital Appreciation Subaccount	500,263

Delaware Trend Subaccount	54,577

Delaware Growth and Income Subaccount	81,940

Delaware Global Bond Subaccount	5,049

Lincoln National Equity-Income Subaccount	462,699

Lincoln National Global Asset Allocation Subaccount	639,027

Lincoln National Growth and Income Subaccount	5,623,955

Lincoln National International Subaccount	705,420

Lincoln National Managed Subaccount	1,189,797

Lincoln National Money Market Subaccount	1,358,215

Lincoln National Social Awareness Subaccount	2,743,498

Lincoln National Special Opportunities Subaccount	1,132,653

American Century VP International Subaccount	—

Delaware Small Cap Value Subaccount	—

BT Equity 500 Index Subaccount	1,193

BT Small Cap Index Subaccount	26

Baron Capital Asset Subaccount	46

Fidelity VIP Growth Subaccount	870

Fidelity VIP II Contrafund Subaccount	160

Janus Aspen Worldwide Growth Subaccount	3,740

AMT Partners Subaccount	8

AMT Mid-Cap Growth Subaccount	73

$16,213,074

  Accordingly, the Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. Net Assets

  The following is a summary of net assets owned at December 31, 1999.

	Combined	Lincoln National Aggressive Growth Subaccount	Lincoln National Bond Subaccount	Lincoln National Capital Appreciation Subaccount

Unit Transactions:
Accumulation units	$5,715,479,238	$194,780,574	$149,041,322	$1,039,817,677

Annuity Reserves	36,082,815	407,421	626,395	3,474,851

	5,751,562,053	195,187,995	149,667,717	1,043,292,528
Accumulated net investment income (loss)	2,637,154,895	47,549,811	165,644,358	50,311,547

Accumulated net realized gain (loss) on investments	546,886,405	10,806,107	1,331,899	4,896,762

Net unrealized appreciation or depreciation on investments	4,469,061,941	138,345,213	(16,710,560)	741,584,193

	$13,404,665,294	$391,889,126	$299,933,414	$1,840,085,030

	Lincoln National Money Market Subaccount	Lincoln National Social Awareness Subaccount	Lincoln National Special Opportunities Subaccount	American Century VP International Subaccount

Unit Transactions:
Accumulation units	$113,146,268	$871,634,600	$170,516,407	$2,394

Annuity Reserves	170,949	3,739,360	664,867	—

	113,317,217	875,373,960	171,181,274	2,394
Accumulated net investment income (loss)	64,951,982	206,496,251	349,004,215	(11)

Accumulated net realized gain (loss) on investments	—	101,467,641	78,460,450	—

Net unrealized appreciation or depreciation on investments	—	684,849,351	28,584,876	1,230

	$178,269,199	$1,868,187,203	$627,230,815	$3,613

	Delaware Trend Subaccount	Delaware Growth and Income Subaccount	Delaware Global Bond Subaccount	Lincoln National Equity- Income Subaccount	Lincoln National Global Asset Allocation Subaccount	Lincoln National Growth and Income Subaccount	Lincoln National International Subaccount	Lincoln National Managed Subaccount

Unit Transactions:
Accumulation units	$205,902,218	$99,862,464	$13,460,514	$551,099,047	$197,997,456	$1,296,479,207	$275,027,477	$265,571,226

Annuity Reserves	258,432	988,451	76,165	2,545,529	1,865,171	18,553,024	524,126	1,557,862

	206,160,650	100,850,915	13,536,679	553,644,576	199,862,627	1,315,032,231	275,551,603	267,129,088
Accumulated net investment income (loss)	(1,048,083)	21,573,274	1,886,111	80,901,144	142,907,158	946,181,079	166,245,199	394,370,350

Accumulated net realized gain (loss) on investments	2,143,442	349,294	(16,761)	35,771,977	19,507,108	214,260,030	34,745,155	43,073,667

Net unrealized appreciation or depreciation on investments	118,392,305	(5,027,904)	(1,025,902)	286,653,206	118,612,773	2,080,143,677	39,245,373	206,704,983

	$325,648,314	$117,745,579	$14,380,127	$956,970,903	$480,889,666	$4,555,617,017	$515,787,330	$911,278,088

	Delaware Small Cap Value Subaccount	BT Equity 500 Index Subaccount	BT Small Cap Index Subaccount	Baron Capital Asset Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP II Contrafund Subaccount	Janus Aspen Worldwide Growth Subaccount	AMT Partners Subaccount	AMT Mid-Cap Growth Subaccount

Unit Transactions:
Accumulation units	$2,084	$48,278,458	$3,574,039	$8,121,033	$48,171,747	$23,278,604	$118,304,219	$2,912,229	$18,497,974

Annuity Reserves	—	153,984	28,659	—	112,214	90,434	232,864	12,057	—

	2,084	48,432,442	3,602,698	8,121,033	48,283,961	23,369,038	118,537,083	2,924,286	18,497,974
Accumulated net investment income (loss)	26	386,886	143,984	(15,889)	(79,150)	(41,497)	(181,845)	(6,865)	(25,140)

Accumulated net realized gain (loss) on investments	—	3,155	5,374	7,131	344	130	9,846	35,446	28,208

Net unrealized appreciation or depreciation on investments	(61)	4,076,999	350,000	1,440,979	6,950,425	2,861,396	28,562,462	175,774	4,291,153

	$2,049	$52,899,482	$4,102,056	$9,553,254	$55,155,580	$26,189,067	$146,927,546	$3,128,641	$22,792,195

4. Purchases and sales of investments

  The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 1999.

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales

Lincoln National Aggressive Growth Fund	$6,028,519	$55,130,756

Lincoln National Bond Fund	38,500,775	64,481,373

Lincoln National Capital Appreciation Fund	604,186,996	4,956,478

Delaware Trend Fund	138,128,850	4,903,001

Delaware Growth and Income Fund	20,360,413	38,521,681

Delaware Global Bond Fund	3,576,548	3,477,470

Lincoln National Equity-Income Fund	72,996,722	92,417,669

Lincoln National Global Asset Allocation Fund	27,030,783	57,973,067

Lincoln National Growth and Income Fund	241,550,485	311,978,507

Lincoln National International Fund	195,449,997	128,881,216

Lincoln National Managed Fund	73,874,151	112,623,748

Lincoln National Money Market Fund	130,925,728	71,966,965

Lincoln National Social Awareness Fund	144,863,310	269,927,268

Lincoln National Special Opportunities Fund	121,061,001	234,674,606

American Century VP International Fund	2,388	5

Delaware Small Cap Value Fund	2,116	6

BT Equity 500 Index Fund	48,872,301	51,526

BT Small Cap Index Fund	3,842,907	96,117

Baron Capital Asset Fund	8,202,972	97,562

Fidelity VIP Growth Fund	48,208,799	2,468

Fidelity VIP II Contrafund Fund	23,329,429	1,163

Janus Aspen Worldwide Growth Fund	118,404,561	45,339

AMT Partners Fund	3,510,852	593,342

AMT Mid-Cap Growth Fund	18,770,338	296,891

	$2,091,680,941	$1,453,098,224

5. Investments

  The following is a summary of investments owned at December 31, 1999.

	Shares Outstanding	Net Asset Value	Value of Shares	Cost of Shares

Lincoln National Aggressive Growth Fund	20,584,360	$19.04	$391,899,766	$253,554,553

Lincoln National Bond Fund	26,228,769	11.44	299,941,713	316,652,273

Lincoln National Capital Appreciation Fund	58,481,206	31.47	1,840,135,585	1,098,551,392

Delaware Trend Fund	9,674,899	33.66	325,657,104	207,264,799

Delaware Growth and Income Fund	6,918,263	17.02	117,748,834	122,776,738

Delaware Global Bond Fund	1,477,956	9.73	14,380,526	15,406,428

Lincoln National Equity-Income Fund	43,408,197	22.05	956,997,134	670,343,928

Lincoln National Global Asset Allocation Fund	28,636,521	16.79	480,902,873	362,290,100

Lincoln National Growth and Income Fund	88,101,926	51.71	4,555,742,279	2,475,598,602

Lincoln National International Fund	35,882,754	14.37	515,801,508	476,556,135

Lincoln National Managed Fund	48,192,378	18.91	911,303,158	704,598,175

Lincoln National Money Market Fund	17,827,413	10.00	178,274,136	178,274,136

Lincoln National Social Awareness Fund	42,180,254	44.29	1,868,238,589	1,183,389,238

Lincoln National Special Opportunities Fund	22,223,274	28.22	627,247,954	598,663,078

American Century VP International Fund	289	12.50	3,613	2,383

Delaware Small Cap Value Fund	133	15.36	2,049	2,110

BT Equity 500 Index Fund	3,484,910	15.18	52,900,929	48,823,930

BT Small Cap Index Fund	353,331	11.61	4,102,164	3,752,164

Baron Capital Asset Fund	537,621	17.77	9,553,520	8,112,541

Fidelity VIP Growth Fund	1,006,516	54.80	55,157,100	48,206,675

Fidelity VIP II Contrafund Fund	899,993	29.10	26,189,792	23,328,396

Janus Aspen Worldwide Growth Fund	3,077,100	47.75	146,931,530	118,369,068

AMT Partners Fund	159,305	19.64	3,128,730	2,952,956

AMT Mid-Cap Growth Fund	937,975	24.30	22,792,808	18,501,655

			$13,405,033,394	$8,935,971,453

6. New investment funds and fund name changes

  During 1999, the Delaware Small Cap Value Series, American Century VP International, BT Equity 500 Index Fund, BT Small Cap Index Fund, Baron Capital Asset Fund, Fidelity VIP Growth Portfolio, Fidelity VIP II Contrafund Portfolio, Janus Aspen Worldwide Growth Fund, AMT Partners Fund and AMT Mid-Cap Growth Fund became available as investment options for Variable Account contract owners. During 1999 the Delaware Decatur Total Return Series changed its name to the Delaware Growth and Income Series.

Report of Ernst & Young LLP,
Independent Auditors

Board of Directors of The Lincoln National Life Insurance Company
and
Contract Owners of Lincoln National Variable Annuity Account C

We have audited the accompanying statement of assets and liability of Lincoln National Variable Annuity Account C ("Variable Account") (comprised of the Lincoln National Aggressive Growth, Lincoln National Bond, Lincoln National Capital Appreciation, Delaware Trend, Delaware Growth and Income, Delaware Global Bond, Lincoln National Equity-Income, Lincoln National Global Asset Allocation, Lincoln National Growth and Income, Lincoln National International, Lincoln National Managed, Lincoln National Money Market, Lincoln National Social Awareness, Lincoln National Special Opportunities, American Century VP International, Delaware Small Cap Value, Banker's Trust Equity 500 Index, Banker's Trust Small Cap Index, Baron Capital Asset, Fidelity VIP Growth, Fidelity VIP II Contrafund, Janus Aspen Worldwide Growth, Nueberger Berman Advisers Management Trust (AMT) Partners, and Nueberger Berman Advisers Management Trust (AMT) Mid-Cap Growth subaccounts), as of December 31, 1999, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln National Variable Annuity Account C at December 31, 1999, the results of their operations for the year then ended, and changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

[/S/ ERNST & YOUNG LLP]

Fort Wayne, Indiana
March 24, 2000

PART C—OTHER INFORMATION

Item 24.

(a)
LIST OF FINANCIAL STATEMENTS

(1)	Part A	The Table of Condensed Financial Information is included in Part A of this Registration Statement.
(2)	Part B	The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liability—December 31, 1999
Statement of Operations—Year ended December 31, 1999
Statements of Changes in Net Assets—Years ended December 31, 1999 and 1998
Notes to Financial Statements—December 31, 1999
Report of Ernst & Young LLP, Independent Auditors
(3)	Part B	The following statutory-basis financial statements of the Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Balance Sheets—Statutory-basis—December 31, 1999 and 1998
Statements of Operations—Statutory-basis—Years ended December 31, 1999, 1998, and 1997
Statements of Changes in Capital and Surplus—Statutory-basis—Years ended December 31, 1999, 1998, and 1997
Statements of Cash Flows—Statutory-basis—Years ended December 31, 1999, 1998, and 1997
Notes to Statutory-basis Financial Statements—December 31, 1999
Report of Ernst & Young LLP, Independent Auditors

24 (b) LIST OF EXHIBITS

(1)	Resolution of the Board of Directors of the Lincoln National Life Insurance Company establishing Separate Account C is incorporated herein by reference to the Registration Statement on Form N-4 (File No. 33-25990) filed on April 22, 1998.
(2)	None.
(3)
Selling Group Agreement between the Lincoln National Life Insurance Company and Sagemark Consulting, Inc. is incorporated herein by reference to the Registration Statement on Form N-4 (333-50817) filed on October 8, 1999.
(4)	variable annuity contract.
(5)	variable annuity application.
(6)	(a)	Articles of Incorporation of Lincoln National Life Insurance Company are hereby incorporated by reference to the Registration Statement on Form S-6 (333-40745) filed November 21, 1997.
(b)
Bylaws of Lincoln National Life Insurance Company are hereby incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (333-40937) filed on November 9, 1998.
(7)	None.
(8)	(a)
Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form N-1A (2-80741), Amendment No. 21 filed on April 10, 2000.
	(b)	Fund Participation Agreement/Amendments for Lincoln National Bond Fund, Inc.
	(c)	Fund Participation Agreement/Amendments for Lincoln National Capital Appreciation Fund, Inc.
	(d)	Fund Participation Agreement/Amendments for Lincoln National Equity-Income Fund, Inc.
	(e)	Fund Participation Agreement/Amendments for Lincoln National Growth and Income Fund, Inc.

	(f)	Fund Participation Agreement/Amendments for Lincoln National International Fund, Inc.
	(g)	Fund Participation Agreement/Amendments for Lincoln National Managed Fund, Inc.
	(h)	Fund Participation Agreement/Amendments for Lincoln National Money Market Fund, Inc.
	(i)	Fund Participation Agreement/Amendments for Lincoln National Social Awareness Fund, Inc.
	(j)	Fund Participation Agreement/Amendments for Lincoln National Special Opportunities Fund, Inc.
	(k)	Fund Participation Agreement/Amendments for Delaware Group Premium Fund
	(l)	Fund Participation Agreement/Amendments for Twentieth Century Securities, Inc.
	(m)	Fund Participation Agreement/Amendments for Bankers Trust (BT)
	(n)	Fund Participation Agreement/Amendments for Janus
	(o)	Fund Participation Agreement/Amendments for Neuberger Berman
	(p)	Fund participation agreement/Amendments for Baron Capital
(9)	Opinion and Consent of Mary Jo Ardington, Counsel, is incorporated herein by reference to the Registration Statement filed on Form N-4 (File Number 333-50817) on July 17, 1998.
(10)	Consent of Ernst & Young LLP, Independent Auditors.
(11)	Not applicable.
(12)	Not applicable.
(13)	Schedule of Computation is incorporated herein by reference to the Registration Statement filed on Form N-4 (File Number 333-50817) on July 17, 1998.
(14)	Not applicable.
(15)	(a)	Organizational Chart of Lincoln National Life Insurance Holding Company System
	(b)	Memorandum Concerning Books and Records
(16)	Power of Attorney
	(a)	Todd Stephenson
	(b)	Lawrence T. Rowland(1)
	(c)	Keith J. Ryan
	(d)	H. Thomas McMeekin(1)
	(e)	Richard C. Vaughan(1)
	(f)	Jon A. Boscia

(1)
Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-50817) filed on April 23, 1999.

Item 25.

DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name	Positions and Offices
Jon A. Boscia **	President and Director
John H. Gotta ****	Chief Executive Officer of Life Insurance, Senior Vice President, and Director
Stephen H. Lewis *	Interim Chief Executive Officer of Annuities, Senior Vice President, and Director
H. Thomas McMeekin *****	Director
Cynthia A. Rose *	Secretary and Assistant Vice President
Lawrence T. Rowland ***	Executive Vice President and Director
Keith J. Ryan *	Vice President, Controller and Chief Accounting Officer
Todd R. Stephenson *	Senior Vice President, Chief Financial Officer and Assistant Treasurer
Eldon J. Summers *	Second Vice President and Treasurer
Richard C. Vaughan **	Director
Roy V. Washington *	Vice President and Chief Compliance Officer

*	Principal business address is 1300 South Clinton Street, Fort Wayne, IN 46802-3506
**	Principal business address is Center Square West Tower, 1500 Market Street — Suite 3900, Philadelphia, PA 19102-2112
***	Principal business address is One Reinsurance Place,1700 Magnavox Way, Fort Wayne, IN 46804-1538
****	Principal business address is 350 Church Street, Hartford, CT 06103
*****	Principal business address is One Commerce Square, 2005 Market Street 39th floor, Philadelphia, PA 19103

Item 26.

PERSONS CONTROLLED BY OR UNDER COMMON
CONTROL WITH THE DEPOSITOR OR REGISTRANT

    See Exhibit 15(a): The Organizational Chart of The Lincoln National Insurance Holding Company System.

Item 27.

NUMBER OF CONTRACT OWNERS

    As of February 29, 2000 there were 538,217 Contract Owners under Account C.

Item 28.

INDEMNIFICATION—UNDERTAKING

(a)	Brief description of indemnification provisions.

In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the rights of, Lincoln Life.

Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.

PRINCIPAL UNDERWRITER

(a)	Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln Life Flexible Premium Variable Life Account D; Lincoln Life Flexible Premium Variable Life Account F; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln Life Flexible Premium Variable Life Account M, Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; and Lincoln Life Flexible Premium Variable Life Account S; Lincoln National Variable Annuity Accounts 53
(b)	See Item 25.
(c)	Commissions and Other Compensation Received by Lincoln National Life Insurance Company from Lincoln National Variable Annuity Account C during the fiscal year which ended December 31, 1999:
(1)	(2)	(3)		(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption		Brokerage Commissions	Compensation
The Lincoln National Life Insurance Company	None	16,213,074	(a)	None	121,811,295	(b)

Notes:

(a)
These figures represent compensation received by Lincoln National Life Insurance Company for surrender, withdrawal and contract charges. See Charges and other deductions, in the Prospectus.
(b)
These figures represent compensation received by Lincoln National Life Insurance Company for mortality and expense guarantees. See Charges and other deductions, in the Prospectus.

Item 30.

LOCATION OF ACCOUNTS AND RECORDS

    Exhibit 15(b) is hereby expressly incorporated herein by this reference.

Item 31.

    Not applicable.

Item 32.  Undertakings

(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b)
Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post cared or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c)
Registrant undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon request to Lincoln Life at the address or website listed in the Prospectus.
(d)
The Lincoln National Life Insurance company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Fort Wayne and the State of Indiana on this 20th day of April, 2000.

LINCOLN NATIONAL VARIABLE ANNUITY Account C—(eAnnuity) (Registrant)
By:	/s/ Jeffrey K. Dellinger Jeffrey K. Dellinger Vice President, LNL
By:	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Stephen H. Lewis Stephen H. Lewis (Signature—Officer of Depositor) Interim Chief Executive Officer & Senior Vice President, LNL (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed for the Depositors by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
** Jon A. Boscia	President and Director (Principal Executive Officer)	April 20, 2000
* Lawrence T. Rowland	Executive Vice President and Director	April 20, 2000
** Keith J. Ryan	Vice President, and Controller (Principal Accounting Officer)	April 20, 2000
** Todd R. Stephenson	Senior Vice President, Chief Financial Officer and Assistant Treasurer (Principal Financial Officer)	April 20, 2000
John H. Gotta	Chief Executive Officer of Life Insurance, Senior Vice President and Director	April , 2000
/s/ Stephen H. Lewis Stephen H. Lewis	Interim Chief Executive Officer of Annuities, Senior Vice President and Director	April 20, 2000
* H. Thomas McMeekin	Director	April 20, 2000
* Richard C. Vaughan	Director	April 20, 2000
*By	/s/ Steven M. Kluever Steven M. Kluever	Pursuant to a Power of Attorney filed with Post-Effective Amendment No. 3 to this Registration Statement
**By	/s/ Steven M. Kluever Steven M. Kluever	Pursuant to a Power of Attorney filed with this Registration Statement

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PART C—OTHER INFORMATION
DIRECTORS AND OFFICERS OF THE DEPOSITOR
PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
NUMBER OF CONTRACT OWNERS
INDEMNIFICATION—UNDERTAKING
PRINCIPAL UNDERWRITER
LOCATION OF ACCOUNTS AND RECORDS
SIGNATURES